UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

811-8411

(Investment Company Act file number)

James Advantage Funds

(Exact name of registrant as specified in charter)

1349 Fairground Road

Beavercreek, Ohio 45385

(Address of principal executive offices)  (Zip code)

Barry R. James

P.O. Box 8

Alpha, Ohio 45301

(Name and address of agent for service)

Registrant’s telephone number, including area code: (937) 426-7640

Date of fiscal year end: June 30

Date of reporting period: July 1, 2009 – June 30, 2010

Item 1.	Reports to Stockholders.

James Advantage Funds	Shareholder Letter
June 30, 2010 (Unaudited)

First, let me start with some good news. In February 2010 the James Balanced, Golden Rainbow Fund received some high honors from US News and World Report. They began a new rating service on mutual funds and the Golden Rainbow was highly rated in its Conservative Allocation category.

We had other significant news this past year. We terminated the James Advantage Equity Fund (JALCX), in part so we could bring out our new fund, the James Advantage Micro Cap Fund (JMRCX) which opened on July 1, 2010. The Equity Fund had a lot of overlap with the James Mid Cap Fund (JAMDX), and we wanted to make our Micro Cap style available to a wider audience. The Prospectus is available online at www.jamesfunds.com.

This last year was a wild one for investors. Going into the year, we were concerned about the lack of a strong economic recovery and continued problems in real estate. In last year’s shareholder letter we said, “In recessions, both inflation and interest rates tend to decline.” Indeed, the Consumer Price Index showed inflation of only 1.1 percent in the last year and the yield on the 10 year treasury dropped over half a percent. Long term treasury bonds actually outperformed the S&P 500® over the first half of 2010. The rally in stocks was focused on the stocks that had fallen the most and had very poor earnings. This did not favor the types of stocks we usually purchase.

Here, now is this year’s Annual Report to the James Advantage Funds’ shareholders.

The Market Over the Past Year

Commonly used as a barometer of the stock market, the S&P 500® rose by 14.43 percent over the twelve months ended June 30, 2010, a solid but not spectacular rebound from losses the previous year. The Dow Jones Industrials rose a bit more, 18.94 percent, while smaller capitalization stocks, represented by the Russell 2000®, jumped 21.49 percent.

This last year was pretty good for automobile manufacturing, gold, many technology and some finance stocks. However, investment banks, brokerage firms and mortgage related companies struggled.

The bond market offered a much less volatile ride. The Barclay’s Intermediate Gov/Credit Index, a broad measure of high grade U.S. fixed income securities, returned 8.29%. While the bond market did poorly early in 2010, the weak economic recovery helped rates to fall. Very few pundits had been expecting to see rates fall, but we are glad our prediction from last year held true.

Investment Goals and Objectives

James Investment Research, the Adviser, has a long history of value investing and we do not drift from our style because the markets are temporarily moving in one direction or another. We believe that value investing will outperform over the long run and that value stocks will hold up better than growth or speculative stocks in difficult markets.

The objectives of our Funds are stated in the Prospectus, and each Fund has a benchmark that the portfolio management team strives to beat. This is not always going to happen, but if we can outperform over the long run without deviating from our stated objectives and style, we believe we will be serving our shareholders well.

Investment Philosophy

We believe our research team is among the best in the business. We have a very sophisticated process that is both quantitative and qualitative. We have an investment committee that adds wisdom and experience to the quantitative work and we have evolved a process that we believe is unparalleled in our profession. However, all this is built on a strong foundation of value investing. Our modeling and our fundamental analysis is premised on our conclusion that the preponderance of evidence shows value stocks outperform growth stocks over the long run.

We believe that by preserving capital in declining markets and by holding undervalued stocks we can accomplish what our clients and shareholders want, consistent returns that will outperform the benchmarks.

Fund Performance

The major market downturn in 2008 and early 2009 affected all of the James Advantage Funds.

The Balanced: Golden Rainbow Fund Retail Class rose 11.60 percent over the twelve months ended June 30, 2010, while the S&P 500® rose 14.43 percent. The portfolio lowered its exposure to equities early in 2010 in anticipation of topping markets and a pullback in stocks. Indeed, we saw

Annual Report | June 30, 2010	1

Shareholder Letter	James Advantage Funds
June 30, 2010 (Unaudited)

the stock market pull back over 15 percent from its April highs. Fortunately, we had a large position in high quality bonds, which rose in price, and a smaller allocation to stocks, which helped preserve capital in the recent downturn. The fund actually rose 2.65 percent in 2010, through June, as opposed to losses of 6.64 percent in the S&P 500®.

The James Small Cap Fund rose strongly, advancing 23.61% over the fiscal year versus 21.49% for the Russell 2000®, its benchmark. The fund really started to outperform in the last couple of months of the fiscal year, when the market corrected, rising 4.64 percent in the first six months of calendar year 2010 compared with a decline of 1.93 percent by its benchmark. The market is hopefully returning to the more normal situation where companies with good valuations and sound earnings outperform.

The Market Neutral Fund fell by 8.19% for the fiscal year ending June 30, 2010. Because the fund is a long/short fund, attempting to remove market risk and focus only on the relative attractiveness of individual stocks, it is the most sensitive to our focus on value investing. This approach actually works in reverse at times, especially when we experience a “junk rally” as we did much of this fiscal year. The fund fell 4.47 percent in the first half of 2010, compared with a 0.05 percent return on the 90 day Treasury Bill, its benchmark. Hopefully it will get back on track. I am confident of the future of the Market Neutral Fund and I have been adding to my investment in the Fund.

Finally, the James Mid Cap Fund advanced 22.13%, lagging its benchmark, the S&P Mid Cap 400® Index, which rose 25.61%. For the first six months of 2010 the Fund fell 2.44 percent, compared with a decline in its benchmark of 1.99 percent. The fund was affected by the same factors as our other funds for most of the fiscal year, but once again held up better when the market corrected. We expect the Mid Cap Fund to improve its performance relative to the benchmark, as our research leads us to believe that value stocks are beginning to outperform again.

Please see the following charts for longer term comparisons for all our funds.

Expectations for the Future

Today, many are worried about a double dip recession. The real concern we have is that we haven’t emerged from the existing recession. While GDP growth has rebounded, much of this was a result of exports and inventory build up. Consumers and businesses haven’t been spending as we would like to see and some leading indices are pointing again to future problems. The housing and employment markets haven’t rebounded and businesses are concerned with the vast regulatory changes that have been passed. In addition, investors are now looking at the biggest tax hike in U.S. history, which is scheduled to take place on 31 December 2010. Markets always try to discount future events and we believe this is one reason the stock market has been experiencing a significant correction.

However, corrections can lead to great buying opportunities, usually when folks least expect it. March 2009 is a prime example. When great fear is matched with exceptional prices and improving prospects, the stock market usually rises rapidly. We believe such an opportunity is slowly starting to build. It may take a few quarters to materialize, but we think another good buying opportunity will arise. Of course, we don’t know exactly when this will occur, but we continue to follow our indicators closely, and they have aided us in the past. Until that time, value oriented stocks and high quality bonds are likely to be the best places to remain.

Barry R. James, CFA, CIC

President

You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing. You may obtain a current copy of the Fund’s prospectus by calling 1-800-995-2637. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

2	www.jamesfunds.com

James Advantage Funds	Growth of $10,000 Charts
June 30, 2010 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in the James Balanced: Golden Rainbow Fund – Retail Class

James Balanced: Golden Rainbow Fund, S&P 500® Index and Blended Index Average Annual Total Returns

	1 Year	5 Years	10 Years	Since Inception(2)
James Balanced: Golden Rainbow - Retail Class	11.60%	4.76%	6.30%	8.05%
Standard & Poor’s 500® Index	14.43%	-0.79%	-1.59%	7.58%
Russell 2000® Index	21.49%	0.37%	3.00%	8.53%
Barclays Capital Intermediate Government/Credit Index	8.28%	5.26%	6.06%	6.46%
Blended Index(1)	13.60%	3.03%	3.88%	7.72%
James Balanced: Golden Rainbow - Institutional Class	11.94%	N/A	N/A	19.94%
Standard & Poor’s 500® Index	14.43%	N/A	N/A	36.59%
Russell 2000® Index	21.49%	0.37%	3.00%	48.40%
Barclays Capital Intermediate Government/Credit Index	8.28%	5.26%	6.06%	7.91%
Blended Index(1)	13.60%	N/A	N/A	24.83%

(1)	The Blended Index is comprised of a 25% weighting in the S&P 500® Index, a 25% weighting in the Russell 2000® Index and a 50% weighting in the Barclays Capital Intermediate Government/Credit Index.
(2)	Retail Class inception was July 1, 1991. Institutional Class inception was March 2, 2009.

The total annual operating expense ratio as stated in the fee table of the most recent prospectus, dated March 20, 2010, was 1.17% for the Retail Class and 0.96% for the Institutional Class.

Comparison of the Change in Value of a $10,000 Investment in the James Small Cap Fund

James Small Cap Fund and Russell 2000® Index Average Annual Total Returns

	1 Year	5 Years	10 Years
James Small Cap Fund	23.61%	-2.29%	6.25%
Russell 2000® Index	21.49%	0.37%	3.00%

The total annual operating expense ratio as stated in the fee table of the most recent prospectus, dated March 20, 2010, was 1.50%.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares. Please call 1-800-995-2637 for most recent month-end performance information.

Annual Report | June 30, 2010	3

Growth of $10,000 Charts	James Advantage Funds
June 30, 2010 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in the James Market Neutral Fund

James Market Neutral Fund and 90-Day U.S. Treasury Bill Index Average Annual Total Returns

	1 Year	5 Years	10 Years
James Market Neutral Fund	-8.19%	-4.40%	0.37%
90-Day U.S. Treasury Bill Index	0.15%	2.77%	2.69%

The total annual operating expense ratio, including dividend expense on securities sold short, as stated in the fee table of the most recent prospectus, dated March 20, 2010, was 2.28%.

Comparison of the Change in Value of a $10,000 Investment in the James Mid Cap Fund

James Mid Cap Fund and S&P Mid Cap 400® Index Average Annual Total Returns

	1 Year	Since Inception(1)
James Mid Cap Fund	22.13%	-3.39%
S&P Mid Cap 400® Index	25.61%	-1.54%

(1)	Fund inception was June 30, 2006.

The total annual operating expense ratio as stated in the fee table of the most recent prospectus, dated March 20, 2010, was 1.51%.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares. Please call 1-800-995-2637 for most recent month-end performance information.

4	www.jamesfunds.com

James Advantage Funds	Representation of Portfolios of Investments
June 30, 2010 (Unaudited)

The illustrations below provide the industry sectors for the James Balanced: Golden Rainbow Fund, James Small Cap Fund, James Market Neutral Fund and James Mid Cap Fund.

James Balanced: Golden Rainbow Fund - Industry Sector Allocation

(% of Net Assets)

James Market Neutral Fund - Industry Sector Allocation

(% of Net Assets)

(Cash, Cash Equivalents and Other Assets in Excess of Liabilities not included)

James Small Cap Fund - Industry Sector Allocation

(% of Net Assets)

James Mid Cap Fund - Industry Sector Allocation

(% of Net Assets)

Annual Report | June 30, 2010	5

Disclosure of Fund Expenses	James Advantage Funds
June 30, 2010 (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including reinvested dividends or other distributions; and (2) ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2010 through June 30, 2010.

Actual Expenses. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

	Net Expense Ratio Annualized June 30, 2010(a)	Beginning Account Value January 1, 2010	Ending Account Value June 30, 2010	Expense Paid During Period(b)
James Balanced: Golden Rainbow Fund
Retail Class Actual	1.18%	$ 1,000.00	$ 1,026.40	$ 5.93
Retail Class Hypothetical (5% return before expenses)	1.18%	$ 1,000.00	$ 1,018.94	$ 5.91

Institutional Class Actual	1.06%	$ 1,000.00	$ 1,027.70	$ 5.33
Institutional Class Hypothetical (5% return before expenses)	1.06%	$ 1,000.00	$ 1,019.54	$ 5.31

James Small Cap Fund
Actual	1.50%	$ 1,000.00	$ 1,046.40	$ 7.61
Hypothetical (5% return before expenses)	1.50%	$ 1,000.00	$ 1,017.36	$ 7.50

James Market Neutral Fund
Actual	3.20%	$ 1,000.00	$ 955.30	$ 15.51
Hypothetical (5% return before expenses)	3.20%	$ 1,000.00	$ 1,008.93	$ 15.94

James Mid Cap Fund
Actual	1.50%	$ 1,000.00	$ 975.60	$ 7.35
Hypothetical (5% return before expenses)	1.50%	$ 1,000.00	$ 1,017.36	$ 7.50

(a)	Annualized, based on the Fund’s most recent fiscal half year expenses.
(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (181), divided by 365. Note the expense example is typically based on a six-month period.

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James Balanced: Golden Rainbow Fund	Schedule of Investments
June 30, 2010

Shares or Principal Amount		Value
COMMON STOCKS-32.8%
	Basic Materials-3.5%
78,460	Barrick Gold Corp.	$3,562,869
4,220	Buckeye Technologies, Inc.*	41,989
20,000	Clearwater Paper Corp.*	1,095,200
122,640	FMC Corp.	7,043,215
28,860	H.B. Fuller Co.	548,051
15,250	IAMGOLD Corp.	269,620
35,000	Innophos Holdings, Inc.	912,800
15,000	Kinross Gold Corp.	256,350
97,000	Newmont Mining Corp.	5,988,780
20,040	PolyOne Corp.*	168,737
30,000	PPG Industries, Inc.	1,812,300
10,000	Terra Nitrogen Co. LP	681,100
		22,381,011

	Consumer, Cyclical-5.2%
70,000	Best Buy Co., Inc.	2,370,200
8,809	Big Lots, Inc.*	282,681
100,000	BJ’s Wholesale Club, Inc.*	3,701,000
100,000	Bob Evans Farms, Inc.	2,462,000
11,500	Bristow Group, Inc.*	338,100
40,000	The Buckle, Inc.	1,296,800
98,000	Central Garden and Pet Co.*	931,980
207,570	Dollar Tree, Inc.*	8,641,139
8,000	Family Dollar Stores, Inc.	301,520
105,000	The Gymboree Corp.*	4,484,550
60,420	NetFlix, Inc.*	6,564,633
10,000	NIKE, Inc., Class B	675,500
87,090	Sinclair Broadcast Group, Inc., Class A*	507,735
10,000	Wal-Mart Stores, Inc.	480,700
		33,038,538

	Consumer, Non-cyclical-4.0%
100,000	Archer-Daniels-Midland Co.	2,582,000
3,280	Biovail Corp.	63,107
9,500	ConAgra Foods, Inc.	221,540
70,900	Darling International, Inc.*	532,459
174,920	Del Monte Foods Co.	2,517,099
73,000	Fresh Del Monte Produce, Inc.*	1,477,520
10,000	Hi-Tech Pharmacal Co., Inc.*	229,100
3,140	LifePoint Hospitals, Inc.*	98,596
154,000	Merck & Co., Inc.	5,385,380
13,000	Mylan, Inc.*	221,520
7,000	Odyssey HealthCare, Inc.*	187,040
280,000	Pfizer, Inc.	3,992,800
120,000	Sara Lee Corp.	1,692,000
27,700	Towers Watson & Co., Class A	1,076,145
125,000	Tupperware Brands Corp.	4,981,250
		25,257,556

	Energy-2.6%
27,500	Apache Corp.	2,315,225
37,280	Chevron Corp.	2,529,821
69,000	Devon Energy Corp.	4,203,480

Annual Report | June 30, 2010	7

Schedule of Investments	James Balanced: Golden Rainbow Fund
June 30, 2010

Shares or Principal Amount		Value
	Energy (continued)
1,000	Enbridge Energy Partners LP	$52,420
40,300	Exxon Mobil Corp.	2,299,921
26,000	Newfield Exploration Co.*	1,270,360
20,000	Noble Corp.*	618,200
39,760	Pioneer Southwest Energy Partners LP	984,060
20,000	Rowan Cos., Inc.*	438,800
18,000	Suburban Propane Partners LP	842,400
13,410	Venoco, Inc.*	220,863
18,000	Williams Partners LP	785,160
		16,560,710

	Financial-3.8%
245,000	American Financial Group, Inc.	6,693,400
140,000	American Physicians Capital, Inc.	4,319,000
30,000	AMERISAFE, Inc.*	526,500
109,346	AmTrust Financial Services, Inc.	1,316,526
125,000	Annaly Capital Management, Inc.	2,143,750
130,000	EZCORP, Inc., Class A*	2,411,500
262,060	Rent-A-Center, Inc.*	5,309,336
7,003	Southside Bancshares, Inc.	137,539
37,000	Unum Group	802,900
		23,660,451

	Industrial-3.6%
52,000	AGCO Corp.*	1,402,440
125,000	Ampco-Pittsburgh Corp.	2,603,750
73,100	CSX Corp.	3,627,953
40,000	Cummins, Inc.	2,605,200
45,430	Eagle Bulk Shipping, Inc.*	191,715
1,700	Flowserve Corp.	144,160
3,000	Fluor Corp.	127,500
35,000	Fuel Systems Solutions, Inc.*	908,250
10,000	Genco Shipping & Trading, Ltd.*	149,900
248,320	GrafTech International, Ltd.*	3,630,438
41,960	Greif, Inc., Class A	2,330,458
171,700	Owens-Illinois, Inc.*	4,541,465
11,683	Stanley Black & Decker, Inc.	590,225
		22,853,454

	Technology-6.7%
10,000	Avnet, Inc.*	241,100
18,400	Computer Sciences Corp.	832,600
52,910	Deluxe Corp.	992,062
17,000	Ebix, Inc.*	266,560
10,300	Goodrich Corp.	682,375
172,260	Hewlett-Packard Co.	7,455,413
83,750	International Business Machines Corp.	10,341,450
26,000	Lockheed Martin Corp.	1,937,000
61,840	Northrop Grumman Corp.	3,366,570
8,000	SYNNEX Corp.*	204,960
130,920	Triumph Group, Inc.	8,723,200
239,500	Western Digital Corp.*	7,223,320
		42,266,610

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James Balanced: Golden Rainbow Fund	Schedule of Investments
June 30, 2010

Shares or Principal Amount		Value
	Utilities-3.4%
115,000	American Electric Power Co., Inc.	$3,714,500
185,000	AT&T, Inc.	4,475,150
187,962	CenturyTel, Inc.	6,261,014
43,840	DTE Energy Co.	1,999,542
42,580	Edison International	1,350,638
16,700	FirstEnergy Corp.	588,341
50,000	MDU Resources Group, Inc.	901,500
25,000	Oneok, Inc.	1,081,250
23,000	Sempra Energy	1,076,170
		21,448,105

TOTAL COMMON STOCKS
(Cost $171,908,931)		207,466,435

EXCHANGE TRADED FUNDS-0.8%
16,000	iShares Dow Jones US Financial Sector Index Fund	792,640
22,420	iShares MSCI All Peru Capped Index Fund	737,842
39,000	iShares MSCI Canada Index Fund	967,980
20,000	iShares MSCI Chile Investable Market Index Fund	1,133,800
72,000	iShares MSCI Japan Index Fund	662,400
14,000	iShares MSCI South Korea Index Fund	625,940
20,000	iShares Silver Trust*	364,200
		5,284,802
TOTAL EXCHANGE TRADED FUNDS
(Cost $5,043,141)		5,284,802

EXCHANGE TRADED NOTES-0.1%
5,200	iPATH S&P 500 VIX Mid-Term Futures ETN*	510,796

TOTAL EXCHANGE TRADED NOTES
(Cost $381,038)		510,796

PREFERRED STOCKS-0.0%(a)
	Financial-0.0%(a)
4,000	General Electric Capital Corp., 6.000%	99,880

	Utilities-0.0%(a)
5,000	AT&T, Inc., 6.375%	132,500

TOTAL PREFERRED STOCKS
(Cost $230,050)		232,380

CORPORATE BONDS-3.5%
	Basic Materials-0.3%
$1,500,000	E.I. du Pont de Nemours & Co., 5.750%, 3/15/19	1,732,716

	Consumer, Cyclical-0.5%
785,000	McDonald’s Corp., 5.700%, 2/1/39	886,234
2,000,000	Wal-Mart Stores, Inc., 5.250%, 9/1/35	2,109,400
		2,995,634
	Consumer, Non-cyclical-0.1%
500,000	Anheuser-Busch Cos., Inc., 6.000%, 4/15/11	516,805

Annual Report | June 30, 2010	9

Schedule of Investments	James Balanced: Golden Rainbow Fund
June 30, 2010

Shares or Principal Amount		Value
	Financial-1.6%
$2,500,000	Citigroup, Inc., 2.875%, 12/9/11	$2,578,040
2,000,000	General Electric Capital Corp., 6.875%, 1/10/39	2,211,170
5,000,000	U.S. Bancorp, 2.250%, 3/13/12	5,130,780
		9,919,990
	lndustrial-0.4%
1,000,000	Caterpillar, Inc., 7.900%, 12/15/18	1,286,163
1,000,000	Caterpillar, Inc., 8.250%, 12/15/38	1,460,153
		2,746,316
	Technology-0.6%
3,700,000	Microsoft Corp., 5.200%, 6/1/39	4,052,803

TOTAL CORPORATE BONDS
(Cost $20,096,747)		21,964,264

U.S. GOVERNMENT AGENCIES-6.5%
	Agency-0.1%
500,000	Tennessee Valley Authority, 5.625%, 1/18/11	514,386

	GNMA - Mortgage Backed Securities-6.4%
588,863	5.500%, 6/15/23, Pool #672753	639,022
742,403	5.000%, 10/15/38, Pool #700827	792,770
1,834,415	4.500%, 2/15/39, Pool #707299	1,915,359
3,392,260	4.000%, 3/20/39, Pool #4396	3,450,040
4,835,209	4.500%, 6/15/39, Pool #712437	5,048,562
2,936,552	4.500%, 7/15/39, Pool #717808	3,066,127
9,771,617	4.000%, 9/15/39, Pool #710832	9,953,310
14,793,879	4.500%, 1/15/40, Pool #723606	15,446,659
		40,311,849
TOTAL U.S. GOVERNMENT AGENCIES
(Cost $39,394,316)		40,826,235

U.S. TREASURY BONDS & NOTES-44.7%
	U.S. Treasury Bonds-10.8%
20,000,000	4.375%, 2/15/38	21,675,000
50,000,000	3.500%, 2/15/39	46,554,700
		68,229,700
	U.S. Treasury Inflation Indexed Notes-4.5%
9,445,188	2.500%, 7/15/16	10,511,464
11,966,555	1.625%, 1/15/18	12,609,879
5,040,450	1.375%, 1/15/20	5,162,131
		28,283,474
	U.S. Treasury Notes-29.4%
23,000,000	1.250%, 11/30/10	23,098,831
10,000,000	4.875%, 2/15/12	10,713,670
19,300,000	3.875%, 2/15/13	20,853,052
48,000,000	4.625%, 2/15/17	54,873,744
20,400,000	3.500%, 2/15/18	21,820,023
55,000,000	2.750%, 2/15/19	54,840,995
		186,200,315
TOTAL U.S. TREASURY BONDS & NOTES
(Cost $266,444,964)		282,713,489

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James Balanced: Golden Rainbow Fund	Schedule of Investments
June 30, 2010

Shares or Principal Amount		Value

FOREIGN BONDS-3.3%
	Australia Government-1.3%
AUD 10,000,000	5.250%, 3/15/19	$8,537,290

	Canada Government-0.8%
CAD 5,000,000	3.750%, 6/1/19	4,968,907

	Netherlands Government-0.6%
EUR 3,000,000	4.000%, 7/15/19	4,059,663

	Norway Government-0.6%
NOK 21,000,000	4.500%, 5/22/19	3,566,445

TOTAL FOREIGN BONDS
(Cost $21,256,208)		21,132,305

MUNICIPAL BONDS-3.9%
	California-0.1%
$1,000,000	Citrus Community College District General Obligation Unlimited Bonds, Series B,
	4.750%, 6/1/31	986,910

	Colorado-0.2%
1,000,000	Adams County School District No. 14 General Obligation Unlimited Bonds,
	5.000%, 12/1/26	1,058,270

	Florida-0.2%
1,000,000	Florida State Board of Education Cap Outlay General Obligation Bonds, Series D,
	5.000%, 6/1/38	1,034,080

	Georgia-0.5%
3,000,000	State of Georgia General Obligation Unlimited Bonds, Series B,
	4.500%, 1/1/29	3,151,110

	lllinois-0.4%
500,000	Kane & DeKalb Counties Community Unit School District No. 302 Kaneland General Obligation Unlimited Bonds (School Building),
	5.500%, 2/1/28	542,815
1,000,000	State of Illinois General Obligation Unlimited Bonds, Series A,
	4.750%, 9/1/26	999,940
1,000,000	Village of Bolingbrook General Obligation Unlimited Bonds,
	5.000%, 1/1/37	1,027,000
		2,569,755
	Louisiana-0.2%
1,000,000	East Baton Rouge Sewerage Commission Revenue Bonds, Series A,
	5.125%, 2/1/29	1,083,180

	Massachusetts-0.2%
1,000,000	Commonwealth of Massachusetts General Obligation Limited Bonds, Series C,
	5.250%, 8/1/22	1,141,660

	Michigan-0.1%
1,000,000	Marysville Public School District General Obligation Unlimited Bonds (School Building & Site),
	5.000%, 5/1/32	1,011,450

Annual Report | June 30, 2010	11

Schedule of Investments	James Balanced: Golden Rainbow Fund
June 30, 2010

Shares or Principal Amount		Value

	Ohio-1.4%
$4,620,000	Columbus City School District Taxable Facilities & Improvement Build America Bonds,
	6.150%, 12/1/33	$4,768,163
1,100,000	Miamisburg City School District General Obligation Unlimited Bonds (School Facilities Construction & Improvement),
	5.000%, 12/1/33	1,156,947
500,000	Mount Healthy City School District General Obligation Unlimited Bonds (School Improvement),
	5.000%, 12/1/26	539,195
1,000,000	Ohio State University General Recipients Revenue Bonds, Series A,
	5.000%, 12/1/28	1,072,950
500,000	Springboro Community City School District General Obligation Unlimited Bonds,
	5.250%, 12/1/23	575,005
1,000,000	State of Ohio General Obligation Unlimited Bonds, Series A,
	5.375%, 9/1/28	1,100,200
		9,212,460
	Texas-0.6%
1,000,000	Friendswood Independent School District General Obligation Unlimited Bonds (Schoolhouse),
	5.000%, 2/15/37	1,046,290
1,000,000	Judson Independent School District General Obligation Unlimited Bonds (School Building),
	5.000%, 2/1/37	1,033,300
500,000	Lamar Consolidated Independent School District General Obligation Unlimited Bonds (Schoolhouse),
	5.000%, 2/15/38	522,850
1,000,000	Tyler Independent School District General Obligation Unlimited Bonds (School Building),
	5.000%, 2/15/34	1,049,600
		3,652,040
TOTAL MUNICIPAL BONDS
(Cost $23,815,121)		24,900,915

TOTAL INVESTMENT SECURITIES-95.6%
(Cost $548,570,516)		605,031,621
OTHER ASSETS IN EXCESS OF LIABILITIES-4.4%		28,145,338
NET ASSETS-100.0%		$633,176,959

*	Non-income producing security.
(a)	Less than 0.005% of Net Assets.

GNMA - Government National Mortgage Association

LP - Limited Partnership

Ltd - Limited

Foreign Bonds Securities Allocation

% of net assets
Asia - Pacific	1.3%
Europe - Non-Euro	0.6%
Europe - Euro	0.6%
North America	0.8%

3.3%

See Notes to Financial Statements.

12	www.jamesfunds.com

James Small Cap Fund	Schedule of Investments
June 30, 2010

Shares or Principal Amount		Value
COMMON STOCKS-85.7%
	Basic Materials-11.3%
10,260	Arch Chemicals, Inc.	$315,392
218,695	Aurizon Mines, Ltd.*	1,080,353
63,480	Boise, Inc.*	348,505
50,930	Buckeye Technologies, Inc.*	506,753
2,912	China Agritech, Inc.*	29,557
43,950	H.B. Fuller Co.	834,611
1,550	Hawkins, Inc.	37,324
54,685	Innophos Holdings, Inc.	1,426,185
3,070	KMG Chemicals, Inc.	44,085
2,144	Neenah Paper, Inc.	39,235
312,450	Northgate Minerals Corp.*	937,350
3,100	Oil-Dri Corp. of America	71,145
100,370	PolyOne Corp.*	845,115
7,780	Rock-Tenn Co., Class A	386,433
7,275	ShengdaTech, Inc.*	34,411
6,480	Stepan Co.	443,426
		7,379,880

	Consumer, Cyclical-13.4%
1,750	America’s Car-Mart, Inc.*	39,603
18,860	Big Lots, Inc.*	605,217
16,560	Bob Evans Farms, Inc.	407,707
43,278	The Buckle, Inc.	1,403,073
144,980	Central Garden and Pet Co.*	1,378,760
4,450	Dorman Products, Inc.*	90,468
20,875	DreamWorks Animation SKG, Inc., Class A*	595,981
26,950	The Gymboree Corp.*	1,151,034
1,665	Lacrosse Footwear, Inc.	28,039
11,627	Lee Enterprises, Inc.	29,881
2,948	Multi-Color Corp.	30,188
5,004	Pinnacle Airlines Corp.*	27,222
28,560	Polaris Industries, Inc.	1,559,947
7,375	R.G. Barry Corp.	81,346
25,220	RadioShack Corp.	492,042
133,430	Sinclair Broadcast Group, Inc., Class A*	777,897
880	True Religion Apparel, Inc.*	19,422
1,350	United States Lime & Minerals, Inc.*	52,002
		8,769,829

	Consumer, Non-cyclical-11.4%
29,100	Allied Healthcare International, Inc.*	67,512
10,190	American Italian Pasta Co., Class A*	538,745
2,225	ATC Technology Corp.*	35,867
18,560	Biovail Corp.	357,094
9,755	Continucare Corp.*	32,679
184,000	Del Monte Foods Co.	2,647,760
30,786	Fresh Del Monte Produce, Inc.*	623,109
3,551	John B. Sanfilippo & Son, Inc.*	51,383
22,680	LifePoint Hospitals, Inc.*	712,152
3,060	Medical Action Industries, Inc.*	36,689
8,840	Metropolitan Health Networks, Inc.*	32,973
3,558	NovaMed, Inc.*	29,531
4,550	Nutraceutical International Corp.*	69,433

Annual Report | June 30, 2010	13

Schedule of Investments	James Small Cap Fund
June 30, 2010

Shares or Principal Amount		Value
	Consumer, Non-cyclical (continued)
5,475	Overhill Farms, Inc.*	$32,248
10,225	Shamir Optical Industry, Ltd.	81,698
52,000	Tupperware Brands Corp.	2,072,200
2,250	Young Innovations, Inc.	63,338
		7,484,411

	Energy-12.2%
5,360	Callon Petroleum Co.*	33,768
4,266	China Natural Gas, Inc.*	35,493
13,220	Duncan Energy Partners LP	352,181
2,026	Global Partners LP	45,565
34,420	Gulfport Energy Corp.*	408,221
60,050	Pioneer Southwest Energy Partners LP	1,486,237
985	REX American Resources Corp.*	15,760
2,050	RGC Resources, Inc.	63,550
76,700	Star Gas Partners LP	334,412
20,550	Sunoco Logistics Partners LP	1,479,600
107,980	Venoco, Inc.*	1,778,431
44,725	Williams Partners LP	1,950,904
		7,984,122

	Financial-11.4%
70,130	Aircastle, Ltd.	550,521
71,880	American Financial Group, Inc.	1,963,762
34,753	American Physicians Capital, Inc.	1,072,130
1,480	American Physicians Service Group, Inc.	36,186
20,740	CNA Surety Corp.*	333,292
27,520	Colonial Properties Trust	399,866
5,275	ePIus, Inc.*	92,312
2,670	EZCORP, Inc., Class A*	49,528
2,368	Financial Institutions, Inc.	42,056
44,640	FPIC Insurance Group, Inc.*	1,145,016
3,430	Hallmark Financial Services*	34,129
2,625	Mercer Insurance Group, Inc.	44,415
1,666	NYMAGIC, Inc.	32,137
5,781	PMA Capital Corp.*	37,866
5,250	QC Holdings, Inc.	19,320
75,880	Rent-A-Center, Inc.*	1,537,329
1,275	World Acceptance Corp.*	48,845
		7,438,710

	lndustrial-9.1%
15,540	AAON, Inc.	362,237
16,380	Albany International Corp., Class A	265,192
2,960	Chase Corp.	33,833
62,110	Eagle Bulk Shipping, Inc.*	262,104
16,980	FirstService Corp.*	352,675
3,100	International Shipholding Corp.	68,603
2,800	Jinpan International, Ltd.	42,448
407,071	North American Galvanizing & Coating, Inc.*	3,122,235
4,095	Smith & Wesson Holding Corp.*	16,749
1,800	Standex International Corp.	45,630
44,200	VSE Corp.	1,406,444
		5,978,150

14	www.jamesfunds.com

James Small Cap Fund	Schedule of Investments
June 30, 2010

Shares or Principal Amount		Value
	Technology-12.4%
10,555	Advanced Battery Technologies, Inc.*	$34,620
43,040	Affymetrix, Inc.*	253,936
11,097	Astrotech Corp.*	13,760
16,580	Benchmark Electronics, Inc.*	262,793
148,918	CGI Group, Inc., Class A*	2,223,346
34,440	CSG Systems International, Inc.*	631,285
35,670	Deluxe Corp.	668,812
3,255	Dynamics Research Corp.*	32,908
6,775	Ebix, Inc.*	106,232
38,640	EnerSys*	825,737
4,375	Formula Systems 1985, Ltd., Sponsored ADR	55,869
11,425	GSI Technology, Inc.*	65,351
2,617	Herley Industries, Inc.*	37,318
3,935	Richardson Electronics, Ltd.	35,415
16,337	Sybase, Inc.*	1,056,350
2,095	Tessco Technologies, Inc.	34,987
20,030	Triumph Group, Inc.	1,334,599
2,575	USA Mobility, Inc.	33,269
2,225	Versant Corp.*	24,787
11,986	WESCO International, Inc.*	403,569
		8,134,943

	Utilities-4.5%
7,322	Cascal N.V.	49,057
1,765	Central Vermont Public Service Corp.	34,841
1,550	Chesapeake Utilities Corp.	48,670
19,260	Consolidated Communications Holdings, Inc.	327,613
34,010	El Paso Electric Co.*	658,094
2,825	Energy, Inc.	30,680
9,920	IDACORP, Inc.	330,038
13,050	NorthWestern Corp.	341,910
32,114	WGL Holdings, Inc.	1,092,839
		2,913,742

TOTAL COMMON STOCKS
(Cost $44,893,729)		56,083,787

TOTAL INVESTMENT SECURITIES-85.7%
(Cost $44,893,729)		56,083,787
OTHER ASSETS IN EXCESS OF LIABILITIES-14.3%		9,359,041
NETASSETS-100.0%		$65,442,828

*	Non-income producing security.

ADR - American Depositary Receipt

LP - Limited Partnership

Ltd - Limited

N.V. - Naamloze Vennootschap is the Dutch term for a public limited liability corporation.

See Notes to Financial Statements.

Annual Report | June 30, 2010	15

Schedule of Investments	James Market Neutral Fund
June 30, 2010

Shares or Principal Amount		Value
COMMON STOCKS-57.5%
	Basic Materials-1.7%
18,620	Buckeye Technologies, lnc.*(a)	$185,269
3,645	Clearwater Paper Corp.*(a)	199,600
6,765	H.B. Fuller Co.(a)	128,467
		513,336

	Consumer, Cyclical-7.8%
14,050	Bob Evans Farms, lnc.(a)	345,911
7,485	Bristow Group, Inc.*(a)	220,059
8,005	The Buckle, lnc.(a)	259,522
25,800	Central Garden and Pet Co.*(a)	245,358
14,317	Dollar Tree, lnc.*(a)	596,017
8,850	The Gymboree Corp.*(a)	377,984
42,110	Sinclair Broadcast Group, Inc., Class A *(a)	245,501
		2,290,352

	Consumer, Non-cyclical-9.5%
6,840	Almost Family, lnc.*(a)	238,921
34,615	Cott Corp.*(a)	201,459
6,365	Hi-Tech Pharmacal Co., lnc.*(a)	145,822
16,535	Merck & Co., lnc.(a)	578,229
13,910	Odyssey HealthCare, lnc.*(a)	371,675
19,897	Pfizer, lnc.(a)	283,731
10,080	Sara Lee Corp.(a)	142,128
20,835	Tupperware Brands Corp.(a)	830,275
		2,792,240

	Energy-6.4%
8,500	Apache Corp.(a)	715,615
1,965	Chevron Corp.(a)	133,345
5,605	Devon Energy Corp.(a)	341,457
3,250	Newfield Exploration Co.*(a)	158,795
6,975	Pioneer Southwest Energy Partners LP(a)	172,631
2,350	Sunoco Logistics Partners LP(a)	169,200
3,855	Williams Partners LP(a)	168,155
		1,859,198

	Financial-6.3%
32,530	Advance America Cash Advance Centers, lnc.(a)	134,349
31,885	AmTrust Financial Services, lnc.(a)	383,895
20,200	Annaly Capital Management, lnc.(a)	346,430
7,895	EZCORP, Inc., Class A*(a)	146,452
21,125	Rent-A-Center, lnc.*(a)	427,993
20,135	Southside Bancshares, Inc.(a)	395,451
		1,834,570

	lndustrial-7.9%
10,340	CSX Corp.(a)	513,174
50,125	Eagle Bulk Shipping, lnc.*(a)	211,527
1,575	Flowserve Corp.(a)	133,560
8,980	Fuel Systems Solutions, lnc.*(a)	233,031
9,790	Greif, Inc., Class A(a)	543,737
9,020	Jarden Corp.(a)	242,367

16	www.jamesfunds.com

James Market Neutral Fund	Schedule of Investments
June 30, 2010

Shares or Principal Amount		Value
	Industrial (continued)
16,350	Owens-Illinois, lnc.*(a)	$432,458
		2,309,854

	Technology-12.3%
17,270	Deluxe Corp.(a)	323,812
9,480	Ebix, lnc.*(a)	148,646
9,000	Hewlett-Packard Co.(a)	389,520
6,500	International Business Machines Corp.(a)	802,620
8,540	Northrop Grumman Corp.(a)	464,918
27,695	Qwest Communications International, lnc.(a)	145,399
31,025	Symantec Corp.(a)	430,627
7,710	TNS, lnc.*(a)	134,462
11,205	Triumph Group, Inc.(a)	746,589
		3,586,593

	Utilities-5.5%
8,445	American Electric Power Co., Inc.(a)	272,774
12,675	AT&T, lnc.(a)	306,608
7,050	DTE Energy Co.(a)	321,551
12,000	NorthWestern Corp.(a)	314,400
9,175	Oneok, lnc.(a)	396,819
		1,612,152

TOTAL COMMON STOCKS
(Cost $15,202,640)		16,798,295

EXCHANGE TRADED FUNDS-4.0%
1,845	iShares FTSE/Xinhua China 25 Index Fund(a)	72,195
2,725	iShares MSCI Canada Index Fund(a)	67,635
24,315	iShares Silver Trust*(a)	442,776
4,865	SPDR Gold Trust*(a)	591,973
		1,174,579
TOTAL EXCHANGE TRADED FUNDS
(Cost $1,157,095)		1,174,579

CLOSED-END FUNDS-0.3%
4,275	Aberdeen Chile Fund, lnc.(a)	74,300

TOTAL CLOSED-END FUNDS
(Cost $74,112)		74,300

TOTAL INVESTMENT SECURITIES-61.7%
(Cost $16,433,847)		18,047,174
SEGREGATED CASH WITH BROKERS-64.5%		18,878,768
SECURITIES SOLD SHORT-(65.5)%
(Proceeds $(21,545,167))		(19,154,434)
OTHER ASSETS IN EXCESS OF LIABILITIES-39.3%		11,483,575
NET ASSETS-100.0%		$29,255,083

Annual Report | June 30, 2010	17

Schedule of Investments	James Market Neutral Fund
June 30, 2010

Shares or Principal Amount		Value
SCHEDULE OF SECURITIES SOLD SHORT
COMMON STOCKS-(65.5)%
	Basic Materials-(10.5)%
4,790	Agnico-Eagle Mines, Ltd.	$291,136
19,025	Coeur d’Alene Mines Corp.	300,214
28,545	Harmony Gold Mining Co., Ltd., ADR	301,721
21,895	Harry Winston Diamond Corp.	268,652
20,775	Ivanhoe Mines, Ltd.	270,906
31,535	Jaguar Mining, Inc.	278,454
31,970	Minefinders Corp.	284,853
40,290	Northern Dynasty Minerals, Ltd.	260,676
39,485	Novagold Resources, Inc.	275,605
8,660	Seabridge Gold, Inc.	268,027
15,494	Silver Standard Resources, Inc.	276,568
		3,076,812

	Consumer, Cyclical-(5.2)%
22,775	7 Days Group Holdings, Ltd., ADR	248,475
11,245	Central European Media Enterprises, Ltd.	223,776
20,185	KB Home	222,035
47,710	Liz Claiborne, Inc.	201,336
28,025	Orient-Express Hotels, Ltd.	207,385
20,037	Scientific Games Corp.	184,340
32,345	TiVo, Inc.	238,706
		1,526,053

	Consumer, Non-cyclical-(7.8)%
40,583	Allos Therapeutics, Inc.	248,774
8,903	AMAG Pharmaceuticals, Inc.	305,818
6,855	CoStar Group, Inc.	265,974
17,835	Delcath Systems, Inc.	113,074
53,202	Heckmann Corp.	246,857
12,525	Onyx Pharmaceuticals, Inc.	270,415
17,985	Resources Connection, Inc.	244,596
7,955	Salix Pharmaceuticals, Ltd.	310,484
12,130	Volcano Corp.	264,676
		2,270,668

	Energy-(5.7)%
56,918	BPZ Resources, Inc.	236,210
19,970	Clean Energy Fuels Corp.	298,352
20,982	Frontier Oil Corp.	282,208
11,070	Holly Corp.	294,240
24,315	Tesoro Corp.	283,756
21,190	Weatherford International, Ltd.	278,437
		1,673,203

	Financial-(12.0)%
21,253	Associated Banc-Corp.	260,562
26,101	Cathay General Bancorp	269,623
17,755	First Financial Bancorp	265,437
60,125	Flagstar Bancorp, Inc.	188,792
15,899	Forestar Group, Inc.	285,546
5,072	Iberiabank Corp.	261,107
13,796	PacWest Bancorp	252,605
20,026	People’s United Financial, Inc.	270,351
21,892	PrivateBancorp, Inc.	242,563
11,000	The St. Joe Co.	254,760

18	www.jamesfunds.com

James Market Neutral Fund	Schedule of Investments
June 30, 2010

Shares or Principal Amount		Value
	Financial (continued)
54,137	Sterling Bancshares, Inc.	$254,985
21,370	TFS Financial Corp.	265,202
24,680	Whitney Holding Corp.	228,290
18,918	Wilmington Trust Corp.	209,801
		3,509,624
	lndustrial-(6.4)%
31,460	A123 Systems, Inc.	296,668
12,226	Arkansas Best Corp.	253,690
18,670	Intermec, Inc.	191,368
38,765	L-1 Identity Solutions, Inc.	317,485
7,894	Texas Industries, Inc.	233,189
4,920	Watsco, Inc.	284,966
17,834	Westport Innovations, Inc.	279,815
		1,857,181
	Technology-(16.9)%
18,688	3PAR, Inc.	173,985
5,625	Acorda Therapeutics, Inc.	174,994
8,022	Aerovironment, Inc.	174,318
17,240	Alkermes, Inc.	214,638
12,828	Alnylam Pharmaceuticals, Inc.	192,677
12,185	Amylin Pharmaceuticals, Inc.	229,078
9,495	ArcSight, Inc.	212,593
15,150	Aruba Networks, Inc.	215,736
8,440	Athenahealth, Inc.	220,537
29,935	Bebe Stores, Inc.	191,584
28,755	Celera Corp.	188,345
14,595	Crucell N.V., ADR	267,380
4,654	Dendreon Corp.	150,464
16,220	FormFactor, Inc.	175,176
7,945	Human Genome Sciences, Inc.	180,034
23,025	Immunogen, Inc.	213,442
29,489	Infinera Corp.	189,614
21,783	Isis Pharmaceuticals, Inc.	208,463
18,673	MEMC Electronic Materials, Inc.	184,489
15,035	Momenta Pharmaceuticals, Inc.	184,329
14,462	NetSuite, Inc.	182,800
21,995	Oclaro, Inc.	243,925
6,151	SBA Communications Corp., Class A	209,195
14,965	Theravance, Inc.	188,110
5,774	Vertex Pharmaceuticals, Inc.	189,965
		4,955,871
	Utilities-(1.0)%
10,075	Ormat Technologies, Inc.	285,022

TOTAL COMMON STOCKS SOLD SHORT		19,154,434

TOTAL SECURITIES SOLD SHORT-(65.5)%
(Proceeds $(21,545,167))		$19,154,434

Annual Report | June 30, 2010	19

Schedule of Investments	James Market Neutral Fund
June 30, 2010

*	Non-income producing security.
(a)	Security position is either entirely or partially held in a segregated account as collateral for securities sold short aggregating a total market value of $17,746,410.

ADR - American Depositary Receipt

LP - Limited Partnership

Ltd. - Limited

N.V. - Naamloze Vennootschap is the Dutch term for a public limited liability corporation.

See Notes to Financial Statements.

20	www.jamesfunds.com

James Mid Cap Fund	Schedule of Investments
June 30, 2010

Shares or Principal Amount		Value
COMMON STOCKS-91.5%
	Basic Materials-13.8%
4,250	Ashland, Inc.	$197,285
4,000	Domtar Corp.	196,600
2,500	FMC Corp.	143,575
12,500	IAMGOLD Corp.	221,000
2,000	Lubrizol Corp.	160,620
6,000	Olin Corp.	108,540
14,000	Silver Wheaton Corp.*	281,400
		1,309,020

	Consumer, Cyclical-8.2%
6,925	Bristow Group, Inc.*	203,595
4,000	Darden Restaurants, Inc.	155,400
5,250	Dollar Tree, Inc.*	218,557
12,075	RR Donnelley & Sons Co.	197,668
		775,220

	Consumer, Non-cyclical-15.0%
6,000	Community Health Systems, Inc.*	202,860
10,000	ConAgra Foods, Inc.	233,200
15,125	Del Monte Foods Co.	217,649
3,000	Life Technologies Corp.*	141,750
6,225	LifePoint Hospitals, Inc.*	195,465
15,050	Sara Lee Corp.	212,205
5,575	Tupperware Brands Corp.	222,164
		1,425,293

	Energy-13.9%
3,000	Cimarex Energy Co.	214,740
4,000	Ensco PLC, Sponsored ADR	157,120
4,300	Newfield Exploration Co.*	210,098
7,775	Noble Corp.*	240,325
1,600	Questar Corp.	72,784
9,450	Rowan Cos., Inc.*	207,333
3,000	Sunoco Logistics Partners LP	216,000
		1,318,400

	Financial-10.5%
7,000	AllianceBernstein Holding LP	180,880
7,875	American Financial Group, Inc.	215,145
7,500	CNA Financial Corp.*	191,700
5,975	Platinum Underwriters Holdings, Ltd.	216,833
9,525	Rent-A-Center, Inc.*	192,977
		997,535

	lndustrial-8.9%
2,425	Flowserve Corp.	205,640
15,000	GrafTech International, Ltd.*	219,300
3,850	Greif, Inc., Class A	213,829
2,500	Tidewater, Inc.	96,800
4,000	TRW Automotive Holdings Corp.*	110,280
		845,849

Annual Report | June 30, 2010	21

Schedule of Investments	James Mid Cap Fund
June 30, 2010

Shares or Principal Amount		Value
	Technology-11.6%
33,425	Amkor Technology, Inc.*	$184,172
4,475	Computer Sciences Corp.	202,494
10,000	Deluxe Corp.	187,500
1,000	Goodrich Corp.	66,250
6,000	Lexmark International, Inc.*	198,180
15,000	Qwest Communications International, Inc.	78,750
6,225	Western Digital Corp.*	187,746
		1,105,092

	Utilities-9.6%
6,350	CenturyTel, Inc.	211,518
15,050	CMS Energy Corp.	220,482
4,825	DTE Energy Co.	220,068
3,500	Energen Corp.	155,155
6,000	MDU Resources Group, Inc.	108,180
		915,403

TOTAL COMMON STOCKS
(Cost $8,312,433)		8,691,812

SHORT TERM INVESTMENTS-0.3%
22,166	First American Treasury Money Market Fund, 7-Day Yield 0.000%	22,166

TOTAL SHORT TERM INVESTMENTS
(Cost $22,166)		22,166

TOTAL INVESTMENT SECURITIES-91.8%
(Cost $8,334,599)		8,713,978
OTHER ASSETS IN EXCESS OF LIABILITIES-8.2%		783,395
NET ASSETS-100.0%		$9,497,373

*	Non-income producing security.

ADR - American Depositary Receipt

LP - Limited Partnership

Ltd - Limited

See Notes to Financial Statements.

22	www.jamesfunds.com

James Advantage Funds	Statements of Assets and Liabilities
June 30, 2010

	James Balanced Golden Rainbow Fund	James Small Cap Fund		James Market Neutral Fund		James Mid Cap Fund
ASSETS:

Investment securities:
At cost	$548,570,516	$44,893,729		$16,433,847		$8,334,599
At value	$605,031,621	$56,083,787		$18,047,174		$8,713,978
Segregated cash with brokers	–	–		18,878,768		–
Cash	29,695,087	9,448,239		11,528,788		777,190
Dividends and interest receivable	4,641,205	27,190		32,138		9,845
Receivable for capital shares sold	640,176	6,635		2,500		5,000
Other assets	84,586	–		–		–
Total Assets	640,092,675	65,565,851		48,489,368		9,506,013

LIABILITIES:

Payable for securities sold short (proceeds $21,545,167)	–	–		19,154,434		–
Payable for dividends on securities sold short	–	–		524		–
Payable for capital shares redeemed	454,508	28,771		34,371		–
Payable for securities purchased	5,789,993	12,382		–		–
Accrued expenses:
Management fees	378,678	67,918		38,956		6,893
12b-1 distribution and service fees	119,083	13,952		6,000		1,747
Compliance expenses	3,000	–		–		–
Other payables	170,454	–		–		–
Total Liabilities	6,915,716	123,023		19,234,285		8,640
Net Assets	$633,176,959	$65,442,828		$29,255,083		$9,497,373

NET ASSETS CONSIST OF:

Paid-in capital	$581,975,707	$114,093,188		$39,208,139		$10,640,124
Accumulated net investment income/(loss)	527,554	–		3,090		1,974
Accumulated net realized loss on investments and translation of assets and liabilities denominated in foreign currency	(5,767,120)	(59,840,418)		(13,960,205)		(1,524,104)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currency	56,440,818	11,190,058		4,004,059		379,379
Net Assets	$633,176,959	$65,442,828		$29,255,083		$9,497,373

PRICING OF RETAIL CLASS SHARES(a):

Net assets	$572,484,400	$65,442,828		$29,255,083		$9,497,373
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par)	31,246,407	3,738,297		3,182,388		1,105,735
Net assets value, offering price and redemption price per share	$18.32	$17.51		$9.19		$8.59

PRICING OF INSTITUTIONAL CLASS SHARES:

Net assets	$60,692,559		N/A		N/A		N/A
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par)	3,311,351		N/A		N/A		N/A
Net assets value, offering price and redemption price per share	$18.33		N/A		N/A		N/A

(a)

James Small Cap Fund, James Market Neutral Fund and James Mid Cap Fund do not have a share class and will be presented as Retail Class shares throughout this annual report for financial reporting presentation purposes only.

See Notes to Financial Statements.

Annual Report | June 30, 2010	23

Statements of Operations	James Advantage Funds
For the Year Ended June 30, 2010

	James Balanced Golden Rainbow Fund	James Small Cap Fund	James Market Neutral Fund	James Mid Cap Fund
INVESTMENT INCOME:

Dividends (Net of withholding taxes of $34,020, $2,302, $0 and $135, respectively)	$4,601,686	$1,343,518	$516,936	$88,925
Interest	11,374,334	12,583	–	–
Other Income	269,591	904	–	–
Total Investment Income	16,245,611	1,357,005	516,936	88,925

EXPENSES:

Management fees	4,164,185	1,058,947	543,632	50,852
12b-1 distribution and service fees - Retail Class	1,397,902	214,373	81,846	12,754
Dividend expense on securities sold short	–	–	213,309	–
Administration fee	606,530	–	–	–
Custodian fees	67,702	–	–	–
Professional fees	234,181	–	–	–
Trustee fees	7,640	12,920	12,920	12,920
Registration fees	63,236	–	–	–
Shareholder report printing and mailing	77,440	–	–	–
Postage and supplies	7,795	–	–	–
Compliance expenses	8,651	–	–	–
Other expenses	62,392	–	–	–
Total Expenses	6,697,654	1,286,240	851,707	76,526
Net Investment Income/(Loss)	9,547,957	70,765	(334,771)	12,399

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:

Net realized gain/(loss) from:
Security transactions	5,213,831	4,815,460	(2,598,395)	(216,255)
Securities sold short	–	–	(1,316,026)	–
Foreign currency transactions	132,647	–	32	–
Net change in unrealized appreciation on investments	45,004,254	15,433,671	2,932,012	918,310
Net change in unrealized depreciation on securities sold short	–	–	(1,679,430)	–
Net change in unrealized depreciation on foreign currency translation	(20,287)	–	–	–
Net Realized and Unrealized Gain/(Loss) on Investments	50,330,445	20,249,131	(2,661,807)	702,055
Net Increase/(Decrease) in Net Assets Resulting from Operations	$59,878,402	$20,319,896	$ (2,996,578)	$714,454

See Notes to Financial Statements.

24	www.jamesfunds.com

James Balanced: Golden Rainbow Fund	Statements of Changes in Net Assets

	For the Year Ended June 30, 2010	For the Year/Period Ended June 30, 2009 (a)

FROM OPERATIONS:

Net investment income	$9,547,957	$9,124,700
Net realized gain/(loss) from security transactions, securities sold short and foreign currency transactions	5,346,478	(8,458,231)
Net change in unrealized appreciation/depreciation on investments and foreign currency translation	44,983,967	(30,639,895)
Net Increase/(Decrease) in net assets resulting from operations	59,878,402	(29,973,426)

FROM DISTRIBUTIONS TO SHAREHOLDERS:

Retail Class:
Dividends from net investment income	(9,298,072)	(9,122,040)
From realized gains on investments	–	(30,798)
Institutional Class:
Dividends from net investment income	(362,971)	(952)
Decrease in net assets from distributions to shareholders	(9,661,043)	(9,153,790)

FROM CAPITAL SHARE TRANSACTIONS:

Retail Class Shares:
Proceeds from shares sold	195,339,486	454,813,230
Net asset value of shares issued in reinvestment of distributions to shareholders	8,569,772	8,714,151
Payments for shares redeemed	(219,698,279)	(365,723,002)
Net increase/(decrease) in net assets from Retail Class capital share transactions	(15,789,021)	97,804,379

Institutional Class Shares:
Proceeds from shares sold	62,062,337	101,150
Net asset value of shares issued in reinvestment of distributions to shareholders	234,585	952
Payments for shares redeemed	(1,021,374)	–
Net increase in net assets from Institutional Class capital share transactions	61,275,548	102,102

Total Increase in Net Assets	95,703,886	58,779,265

NET ASSETS:

Beginning of year	537,473,073	478,693,808
End of year	$633,176,959	$537,473,073
Accumulated Net Investment Income/(Loss)	$1,473,656	$(80,686)

See Notes to Financial Statements.

Annual Report | June 30, 2010	25

Statements of Changes in Net Assets	James Balanced: Golden Rainbow Fund

	For the Year Ended June 30, 2010	For the Year/Period Ended June 30, 2009 (a)
SUMMARY OF CAPITAL SHARE ACTIVITY:

Retail Class:
Shares sold	10,835,523	27,570,424
Shares issued in reinvestment of distributions to shareholders	472,356	523,588
Shares redeemed	(12,252,105)	(22,359,235)
Net increase/(decrease) in shares outstanding	(944,226)	5,734,777
Shares outstanding, beginning of year	32,190,633	26,455,856
Shares outstanding, end of year	31,246,407	32,190,633

Institutional Class:
Shares sold	3,346,833	6,827
Shares issued in reinvestment of distributions to shareholders	12,778	59
Shares redeemed	(55,146)	–
Net increase in shares outstanding	3,304,465	6,886
Shares outstanding, beginning of year	6,886	–
Shares outstanding, end of year	3,311,351	6,886

(a)	Institutional Class represents the period from commencement of operations (March 2, 2009) through June 30, 2009.

See Notes to Financial Statements.

26	www.jamesfunds.com

James Small Cap Fund	Statements of Changes in Net Assets

	For the Year Ended June 30, 2010	For the Year Ended June 30, 2009
FROM OPERATIONS:

Net investment income	$70,765	$438,753
Net realized gain from security transactions	4,815,460	(31,842,178)
Net change in unrealized appreciation/depreciation on investments	15,433,671	(18,301,880)
Net Increase/(Decrease) in net assets resulting from operations	20,319,896	(49,705,305)

FROM DISTRIBUTIONS TO SHAREHOLDERS:

Retail Class:
Dividends from net investment income	–	(438,651)
Dividends from tax return of capital	(70,676)	–
Decrease in net assets from distributions to shareholders	(70,676)	(438,651)

FROM CAPITAL SHARE TRANSACTIONS:

Retail Class Shares:
Proceeds from shares sold	14,350,027	26,334,717
Net asset value of shares issued in reinvestment of distributions to shareholders	68,734	428,552
Payments for shares redeemed	(69,026,196)	(54,733,126)
Net decrease in net assets from Retail Class capital share transactions	(54,607,435)	(27,969,857)

Total Decrease in Net Assets	(34,358,215)	(78,113,813)

NET ASSETS:

Beginning of year	99,801,043	177,914,856
End of year	$65,442,828	$99,801,043
Accumulated Net Investment Income/(Loss)	$–	$(2,632)

SUMMARY OF CAPITAL SHARE ACTIVITY:

Retail Class:
Shares sold	867,468	1,814,020
Shares issued in reinvestment of distributions to shareholders	3,819	33,618
Shares redeemed	(4,173,574)	(3,686,285)
Net decrease in shares outstanding	(3,302,287)	(1,838,647)
Shares outstanding, beginning of year	7,040,584	8,879,231
Shares outstanding, end of year	3,738,297	7,040,584

See Notes to Financial Statements.

Annual Report | June 30, 2010	27

Statements of Changes in Net Assets	James Market Neutral Fund

	For the Year Ended June 30, 2010	For the Year Ended June 30, 2009
FROM OPERATIONS:

Net investment loss	$(334,771)	$(343,366)
Net realized loss from security transactions, securities sold short and foreign currency transactions	(3,914,389)	(1,712,778)
Net change in unrealized appreciation/depreciation on investments	1,252,582	(7,016,292)
Net Decrease in net assets resulting from operations	(2,996,578)	(9,072,436)

FROM DISTRIBUTIONS TO SHAREHOLDERS:

Retail Class:
Dividends from net investment income	–	(39,280)
Decrease in net assets from distributions to shareholders	–	(39,280)

FROM CAPITAL SHARE TRANSACTIONS:

Retail Class Shares:
Proceeds from shares sold	16,398,396	35,152,127
Net asset value of shares issued in reinvestment of distributions to shareholders	–	36,060
Payments for shares redeemed	(17,491,564)	(43,020,847)
Net decrease in net assets from Retail Class capital share transactions	(1,093,168)	(7,832,660)

Total Decrease in Net Assets	(4,089,746)	(16,944,376)

NET ASSETS:

Beginning of year	33,344,829	50,289,205
End of year	$29,255,083	$33,344,829
Accumulated Net Investment Income	$3,090	$3,090

SUMMARY OF CAPITAL SHARE ACTIVITY:

Retail Class:
Shares sold	1,699,477	2,985,961
Shares issued in reinvestment of distributions to shareholders	–	3,082
Shares redeemed	(1,847,218)	(3,748,604)
Net decrease in shares outstanding	(147,741)	(759,561)
Shares outstanding, beginning of year	3,330,129	4,089,690
Shares outstanding, end of year	3,182,388	3,330,129

See Notes to Financial Statements.

28	www.jamesfunds.com

James Mid Cap Fund	Statements of Changes in Net Assets

	For the Year Ended June 30, 2010	For the Year Ended June 30, 2009

FROM OPERATIONS:

Net investment income	$12,399	$21,474
Net realized gain from security transactions	(216,255)	(1,017,693)
Net change in unrealized appreciation/depreciation on investments	918,310	(915,550)
Net Increase/(Decrease) in net assets resulting from operations	714,454	(1,911,769)

FROM DISTRIBUTIONS TO SHAREHOLDERS:

Retail Class:
Dividends from net investment income	(12,277)	(21,999)
Decrease in net assets from distributions to shareholders	(12,277)	(21,999)

FROM CAPITAL SHARE TRANSACTIONS:

Retail Class Shares:
Proceeds from shares sold	5,405,499	1,257,054
Net asset value of shares issued in reinvestment of distributions to shareholders	12,253	21,942
Payments for shares redeemed	(1,060,850)	(908,811)
Net increase in net assets from Retail Class capital share transactions	4,356,902	370,185

Total Increase/(Decrease) in Net Assets	5,059,079	(1,563,583)

NET ASSETS:

Beginning of year	4,438,294	6,001,877
End of year	$9,497,373	$4,438,294
Accumulated Net Investment Income/(Loss)	$1,974	$(20)

SUMMARY OF CAPITAL SHARE ACTIVITY:

Retail Class:
Shares sold	603,659	182,444
Shares issued in reinvestment of distributions to shareholders	1,374	3,373
Shares redeemed	(129,051)	(118,959)
Net increase in shares outstanding	475,982	66,858
Shares outstanding, beginning of year	629,753	562,895
Shares outstanding, end of year	1,105,735	629,753

See Notes to Financial Statements.

Annual Report | June 30, 2010	29

Financial Highlights	James Balanced: Golden Rainbow Fund – Retail Class
For a share outstanding throughout the periods indicated.

	For the Year Ended June 30, 2010	For the Year Ended June 30, 2009	For the Year Ended June 30, 2008	For the Year Ended June 30, 2007	For the Year Ended June 30, 2006

Net asset value - beginning of year	$16.69	$18.09	$18.33	$17.32	$17.18
Income/(Loss) from investment operations:
Net investment income	0.30	0.28	0.40	0.39	0.34
Net realized and unrealized gain/(loss) on investments	1.63	(1.40)	0.11	1.34	0.75
Total from investment operations	1.93	(1.12)	0.51	1.73	1.09

Less distributions:
From net investment income	(0.30)	(0.28)	(0.40)	(0.40)	(0.34)
From net realized gain on investments	–	(0.00)(a)	(0.35)	(0.32)	(0.61)
Total distributions	(0.30)	(0.28)	(0.75)	(0.72)	(0.95)
Net asset value at end of year	$18.32	$16.69	$18.09	$18.33	$17.32

Total return	11.60%	(6.19)%	2.76%	10.13%	6.48%

Net assets, end of year (in thousands)	$572,484	$537,358	$478,694	$341,664	$268,766

Ratios/Supplemental Data:
Ratio of net expenses to average net assets	1.19%	1.16%	1.18%	1.18%	1.21%
Ratio of net investment income to average net assets	1.68%	1.68%	2.20%	2.24%	2.11%
Portfolio turnover rate	31%	72%	53%	92%	68%

(a)	Amount rounds to less than $(0.005).

See Notes to Financial Statements.

30	www.jamesfunds.com

James Balanced: Golden Rainbow Fund – Institutional Class	Financial Highlights
For a share outstanding throughout the periods indicated.

	For the Year Ended June 30, 2010	Period Ended June 30, 2009 (a)

Net asset value - beginning of year	$16.69	$14.80
Income/(Loss) from investment operations:
Net investment income	0.34	0.09
Net realized and unrealized gain on investments	1.65	1.94
Total from investment operations	1.99	2.03

Less distributions:
From net investment income	(0.35)	(0.14)
Total distributions	(0.35)	(0.14)
Net asset value at end of year	$18.33	$16.69

Total return	11.94%	13.75%(b)

Net assets, end of year (in thousands)	$60,693	$115

Ratios/Supplemental Data:
Ratio of net expenses to average net assets	1.06%	0.95%(c)
Ratio of net investment income to average net assets	2.06%	1.63%(c)
Portfolio turnover rate	31%	72%(c)

(a)	Represents the period from commencement of operations (March 2, 2009) through June 30, 2009.
(b)	Not Annualized.
(c)	Annualized.

See Notes to Financial Statements.

Annual Report | June 30, 2010	31

Financial Highlights	James Small Cap Fund
For a share outstanding throughout the periods indicated.

	For the Year Ended June 30, 2010	For the Year Ended June 30, 2009	For the Year Ended June 30, 2008	For the Year Ended June 30, 2007	For the Year Ended June 30, 2006

Net asset value - beginning of year	$14.18	$20.04	$24.56	$23.28	$20.46
Income/(Loss) from investment operations:
Net investment income/(loss)	0.02	0.06	0.10	0.11	(0.04)
Net realized and unrealized gain/(loss) on investments	3.33	(5.86)	(4.52)	1.50	3.19
Total from investment operations	3.35	(5.80)	(4.42)	1.61	3.15

Less distributions:
From net investment income	–	(0.06)	(0.10)	(0.11)	(0.04)
From net realized gain on investments	–	–	–	(0.22)	(0.30)
From tax return of capital	(0.02)	–	–	–	–
Total distributions	(0.02)	(0.06)	(0.10)	(0.33)	(0.34)
Paid-in capital from redemption fees(a)	–	–	–	0.00(b)	0.01
Net asset value at end of year	$17.51	$14.18	$20.04	$24.56	$23.28

Total return	23.61%	(28.91)%	(18.03)%	6.97%	15.59%

Net assets, end of year (in thousands)	$65,443	$99,801	$177,915	$327,467	$170,490

Ratios/Supplemental Data:
Ratio of net expenses to average net assets	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of net investment income/(loss) to average net assets	0.08%	0.37%	0.42%	0.54%	(0.25)%
Portfolio turnover rate	38%	46%	54%	104%	59%

(a)	Amount calculated based on average shares outstanding throughout the period. Effective February 21, 2007, the redemption fee was eliminated.
(b)	Amount rounds to less than $0.005.

See Notes to Financial Statements.

32	www.jamesfunds.com

James Market Neutral Fund	Financial Highlights
For a share outstanding throughout the periods indicated.

	For the Year Ended June 30, 2010	For the Year Ended June 30, 2009	For the Year Ended June 30, 2008	For the Year Ended June 30, 2007	For the Year Ended June 30, 2006

Net asset value - beginning of year	$10.01	$12.30	$12.17	$12.69	$12.27
Income/(Loss) from investment operations:
Net investment income/(loss)	(0.11)	(0.11)	0.11	0.40	0.17
Net realized and unrealized gain/(loss) on investments	(0.71)	(2.17)	0.20	(0.51)	0.42
Total from investment operations	(0.82)	(2.28)	0.31	(0.11)	0.59

Less distributions:
From net investment income	–	(0.01)	(0.18)	(0.41)	(0.18)
Total distributions	–	(0.01)	(0.18)	(0.41)	(0.18)
Paid-in capital from redemption fees(a)	–	–	–	0.00(b)	0.01
Net asset value at end of year	$9.19	$10.01	$12.30	$12.17	$12.69

Total return	(8.19)%	(18.55)%	2.60%	(0.84)%	4.94%

Net assets, end of year (in thousands)	$29,255	$33,345	$50,289	$51,527	$75,218

Ratios/Supplemental Data:
Ratio of net expenses to average net assets excluding dividends on securities sold short	1.95%	1.95%	1.91%	1.94%	1.95%
Ratio of dividend expense on securities sold short	0.65%	0.32%	0.90%	0.32%	0.62%
Ratio of net expenses to average net assets	2.60%	2.27%	2.81%	2.26%	2.57%
Ratio of net investment income/(loss) to average net assets	(1.02)%	(0.76)%	0.74%	3.21%	1.52%
Portfolio turnover rate(c)	44%	65%	79%	57%	27%

(a)	Amount calculated based on average shares outstanding throughout the period. Effective February 21, 2007, the redemption fee was eliminated.
(b)	Amount rounds to less than $0.005.
(c)	Calculation does not include short positions or short transactions. Portfolio turnover rate would be higher if included.

See Notes to Financial Statements.

Annual Report | June 30, 2010	33

Financial Highlights	James Mid Cap Fund
For a share outstanding throughout the periods indicated.

	For the Year Ended June 30, 2010	For the Year Ended June 30, 2009	For the Year Ended June 30, 2008	For the Year Ended June 30, 2007(a)

Net asset value - beginning of year	$7.05	$10.66	$11.70	$10.00
Income/(Loss) from investment operations:
Net investment income	0.02	0.03	0.00(b)	0.04
Net realized and unrealized gain/(loss) on investments	1.54	(3.61)	(1.01)	1.70
Total from investment operations	1.56	(3.58)	(1.01)	1.74

Less distributions:
From net investment income	(0.02)	(0.03)	(0.01)	–
From net realized gain on investments	–	–	(0.02)	(0.04)
Total distributions	(0.02)	(0.03)	(0.03)	(0.04)
Paid-in capital from redemption fees(c)	–	–	–	0.00(b)
Net asset value at end of year	$8.59	$7.05	$10.66	$11.70

Total return	22.13%	(33.51)%	(8.61)%	17.41%

Net assets, end of year (in thousands)	$9,497	$4,438	$6,002	$6,441

Ratios/Supplemental Data:
Ratio of net expenses to average net assets	1.50%	1.50%	1.48%	1.49%
Ratio of net investment income to average net assets	0.24%	0.48%	0.01%	0.40%
Portfolio turnover rate	37%	38%	55%	53%

(a)	Fund commenced operations on June 30, 2006.
(b)	Amount rounds to less than $0.005.
(c)	Amount calculated based on average shares outstanding throughout the period. Effective February 21, 2007, the redemption fee was eliminated.

See Notes to Financial Statements.

34	www.jamesfunds.com

James Advantage Funds	Notes to Financial Statements

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

James Balanced: Golden Rainbow Fund, James Small Cap Fund, James Market Neutral Fund and James Mid Cap Fund (individually a “Fund,” collectively the “Funds”) are each a diversified series of James Advantage Funds (the “Trust”). The Trust is an open-end management investment company that was organized as an Ohio business trust on August 29, 1997. The Trust is registered under the Investment Company Act of 1940 (the “1940 Act”). James Balanced: Golden Rainbow Fund was originally organized as a series of the Flagship Admiral Funds Inc., a Maryland corporation. On June 26, 1998, pursuant to an Agreement and Plan of Reorganization, James Balanced: Golden Rainbow Fund was restructured through a tax-free reorganization as a series of the Trust. The James Small Cap Fund and James Market Neutral Fund each commenced its public offering of shares on October 2, 1998. The James Mid Cap Fund commenced its public offering of shares on June 30, 2006. Effective March 2, 2009, James Balanced: Golden Rainbow began offering a new class of shares: the Institutional Class. The initial class of shares is now referred to as Retail Class. Each class of James Balanced: Golden Rainbow Fund represents an interest in the same portfolio of investments and has the same rights, but differs primarily in distribution fees and shareholder features. The Retail Class shares are subject to distribution (12b-1) fees but have a lower minimum investment requirement and offer certain shareholder services not available to Institutional Class shareholders. Institutional Class shares are not subject to 12b-1 fees and are available only through investment advisers and bank trust departments that have made arrangements for shares of all of their clients investing in the Fund to be held in an omnibus account (as well as other entities that are approved by management of the Trust).

James Balanced: Golden Rainbow Fund seeks to provide total return through a combination of growth and income and preservation of capital in declining markets. The Fund seeks to achieve its objective by investing primarily in common stocks and/or debt securities that the Fund’s adviser, James Investment Research, Inc. (“James”), believes are undervalued.

James Small Cap Fund seeks to provide long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in common stocks of small capitalization companies.

James Market Neutral Fund seeks to provide positive returns regardless of the direction of the stock markets. The Fund seeks to achieve its objective by investing in common stocks that James believes are undervalued and more likely to appreciate, and selling short common stocks that James believes are overvalued and more likely to depreciate.

James Mid Cap Fund seeks to provide long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in common stocks of mid capitalization companies.

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements, in accordance with accounting principles generally accepted in the United States of America (“GAAP”).

Share Valuation

The net asset value per share of each Fund, other than the James Balanced: Golden Rainbow Fund, is calculated daily by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding. The net asset value per share of each class of shares of the James Balanced: Golden Rainbow Fund is calculated daily by dividing the total value of the Fund’s assets attributable to that class, less liabilities attributable to that class, by the number of outstanding shares of that class.

Securities Valuation

The Funds’ portfolio securities are valued as of the close of the New York Stock Exchange (“NYSE”) (generally, 4:00 p.m., Eastern time) on each day that the NYSE is open for business, and on any other day that the Fair Valuation Policy would dictate. Securities that are traded on any exchange are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in James’s opinion, the last bid price does not accurately reflect the current value of the security. Securities that are traded on the NASDAQ over-the-counter market are valued at their NASDAQ Official Closing Price (“NOCP”) for all NASDAQ National Market (“NNM”) and NASDAQ Capital Market® securities. When market quotations are not readily available, if an event occurs after the close of the trading market (but before the time as of which a Fund calculates its net asset value) that materially affects a security’s value, or when James determines that the market quotation does not accurately reflect the current value or when a non-144a restricted security is being valued, that security will be valued at its fair value as determined in good faith in conformity with guidelines adopted by and subject to review of the Board of Trustees. The Funds may use pricing services to determine market value for securities. Fixed income securities will be valued by an independent, recognized pricing service. The Adviser shall monitor the prices provided to assure the continuing accuracy of the prices provided. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities or when prices are not readily available from a pricing service, those securities will be priced at fair value as determined in good faith by the Adviser. Short-term investments in fixed-income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will approximate fair value.

For valuation purposes, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the time of pricing the Funds. In computing the net asset value of the Funds by the fund accounting service provider, ALPS Fund Services, Inc., the values of foreign portfolio securities are generally based upon market quotations which, depending upon the exchange or market, may be last sale price, last bid price, or the average of the last bid

Annual Report | June 30, 2010	35

Notes to Financial Statements	James Advantage Funds
June 30, 2010

and asked prices as of, in each case, the close of the appropriate exchange or another designated time.

The calculation of the share price of each Fund that holds foreign securities in its portfolio does not take place contemporaneously with the determination of the values of many of the foreign portfolio securities used in such calculation. Events affecting the values of foreign portfolio securities that occur between the time their prices are determined and the calculation of the Fund’s share price will be taken into account by the Adviser, subject to review by the Board of Trustees, in the determination of the value of those securities.

In accordance with the Trust’s good faith pricing guidelines, James is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no single standard for determining fair value, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the adviser would appear to be the amount that the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings, (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers), or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

Level 1 -	quoted prices in active markets for identical securities
Level 2 -	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 -	significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, securities maturing within 60 days of the filing are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used to value the Funds’ investments as of June 30, 2010:

James Balanced: Golden Rainbow Fund

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$207,466,435	$–	$–	$207,466,435
Exchange Traded Funds	5,284,802	–	–	5,284,802
Exchange Traded Notes	510,796	–	–	510,796
Preferred Stocks	232,380	–	–	232,380
Corporate Bonds	–	21,964,264	–	21,964,264
U.S. Government Agencies	–	40,826,235	–	40,826,235
U.S. Treasury Bonds & Notes	282,713,489	–	–	282,713,489
Foreign Government Bonds	–	21,132,305	–	21,132,305
Municipal Bonds	–	24,900,915	–	24,900,915
Total	$496,207,902	$108,823,719	$–	$605,031,621

James Small Cap Fund

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$56,083,787	$–	$–	$56,083,787
Total	$56,083,787	$–	$–	$56,083,787

36	www.jamesfunds.com

James Advantage Funds	Notes to Financial Statements
June 30, 2010

James Market Neutral Fund

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$16,798,295	$–	$–	$16,798,295
Exchange Traded Funds	1,174,579	–	–	1,174,579
Closed-End Funds	74,300	–	–	74,300
Total	$18,047,174	$–	$–	$18,047,174

	Valuation Inputs
Other Financial Instruments*	Level 1	Level 2	Level 3	Total
Securities Sold Short	$(19,154,434)	$–	$–	$(19,154,434)
TOTAL	$(19,154,434)	$–	$–	$(19,154,434)

James Mid Cap Fund

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$8,691,812	$–	$–	$8,691,812
Short Term Investments	22,166	–	–	22,166
Total	$8,713,978	$–	$–	$8,713,978

* For detailed descriptions of sector and industry, see the accompanying Schedules of Investments.

For the year ended June 30, 2010, the Funds did not have any securities which used significant unobservable inputs (Level 3) in determining fair value. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from security transactions are determined using the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The James Balanced: Golden Rainbow Fund will instruct its custodian to segregate assets in a separate account with a current value at least equal to the amount of its when-issued and delayed delivery purchase commitments.

Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

Foreign Currency Translation

The market value of investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the current exchange rate at the close of each business day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars based at the exchange rate on the date of the transaction.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from the changes in the value of assets and liabilities including investments in securities at the reporting period, resulting from changes in the exchange rate.

Short Sales and Segregated Cash

The James Market Neutral Fund actively sells short common stocks. Short sales are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale; the Fund is then obligated to replace the security borrowed by purchasing it in the open market at some later date.

The Fund will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates. If a security sold short pays a dividend while the Fund is short that security, the Fund will pay the dividend and record that amount as an expense.

All short sales are collateralized, as required by the Fund’s prime broker. The Fund maintains the collateral in segregated accounts consisting of cash and/or high-grade liquid assets sufficient to collateralize the market value of its short positions.

Annual Report | June 30, 2010	37

Notes to Financial Statements	James Advantage Funds
June 30, 2010

Investment Income

Dividend income is recorded on the ex-dividend date. Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on all debt securities. Amortization and accretion is calculated using the effective yield method.

Dividends and Distributions to Shareholders

Net investment income, if any, is generally declared and distributed to shareholders of each Fund quarterly. Net realized capital gains from security transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards. Distributions to shareholders of net investment income and net realized capital gains are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. Accordingly, temporary overdistributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income and/or distributions in excess of net realized gains from security transactions, where applicable.

Distributions received from Limited Partnership investments of a fund are recorded as a return of capital and are excluded from available income in the calculation of distributions paid by the Funds. Return of capital is recorded as a reduction to the cost of investments in the Statement of Assets and Liabilities and in the Schedule of Investments.

Allocations

Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for the James Balanced: Golden Rainbow Fund is allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Expenses not directly billed to a particular Fund are allocated proportionally among all Funds daily in relation to net assets of each Fund or another reasonable measure.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

The Funds generally intend to distribute all taxable income and capital gains to shareholders, if any, and to otherwise continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal tax provision is required. During the fiscal year ended June 30, 2010, none of the Funds recorded a liability for any uncertain tax positions in the accompanying financial statements. The Funds file income tax returns in the U.S. federal jurisdiction. For the years ended June 30, 2007 through June 30, 2010, the Funds’ returns are still open to examination by the appropriate taxing authority.

The tax character of distributions paid for the year ended June 30, 2010 was as follows:

	James Balanced: Golden Rainbow Fund	James Small Cap Fund	James Market Neutral Fund	James Mid Cap Fund
Distributions paid from Ordinary Income	$9,661,043	$–	$–	$12,277
Distributions paid from Long-Term Capital Gains	–	–	–	–
Distributions paid from Return of Capital	–	70,676	–	–
Total	$9,661,043	$70,676	$–	$12,277

The tax character of distributions paid for the year ended June 30, 2009 was as follows:

	James Balanced: Golden Rainbow Fund	James Small Cap Fund	James Market Neutral Fund	James Mid Cap Fund
Distributions paid from Ordinary Income	$9,123,004	$438,651	$39,280	$21,999
Distributions paid from Long-Term Capital Gains	30,786	–	–	–
Total	$9,153,790	$438,651	$39,280	$21,999

38	www.jamesfunds.com

James Advantage Funds	Notes to Financial Statements
June 30, 2010

The following information is computed on a tax basis for each item as of June 30, 2010:

	James Balanced: Golden Rainbow Fund	James Small Cap Fund	James Market Neutral Fund	James Mid Cap Fund
Tax cost of portfolio investments	$548,852,243	$44,723,200	$16,894,025	$8,336,471

Gross unrealized appreciation	68,603,283	12,981,684	2,691,087	1,023,009
Gross unrealized depreciation	(12,423,905)	(1,621,097)	(1,537,938)	(645,502)
Net depreciation of foreign currency	(20,287)	–	–	–

Net unrealized appreciation/ depreciation	56,159,091	11,360,587	1,153,149	377,507
Net unrealized appreciation on securities sold short	–	–	2,390,732	–
Capital loss carryforward	(5,485,393)	(60,010,947)	(11,085,612)	(1,468,847)
Undistributed net investment income	574,775	–	–	1,974
Other temporary differences	(47,221)	–	(2,411,325)	(53,385)

Accumulated earnings/ deficit	$51,201,252	$(48,650,360)	$(9,953,056)	$(1,142,751)

The difference between the cost of portfolio investments on a tax basis and financial statement cost for the Funds is due primarily to wash sale losses and to the differing treatment of certain investments under income tax regulations and GAAP.

The capital loss carryforwards remaining as of June 30, 2010 in the table below expire as follows:

	Amount	Expiration Date
James Balanced:

Golden Rainbow Fund	$1,259,804	June 30, 2017

	$4,225,589	June 30, 2018

James Small Cap Fund	$17,239,544	June 30, 2016

	$20,300,717	June 30, 2017

	$22,470,686	June 30, 2018

James Market Neutral Fund	$194,196	June 30, 2013

	$642,007	June 30, 2014

	$6,457,028	June 30, 2015

	$456,041	June 30, 2017

	$3,336,340	June 30, 2018

James Mid Cap Fund	$47,388	June 30, 2016

	$271,909	June 30, 2017

	$1,149,550	June 30, 2018

The capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

Reclassification of Capital Accounts: Reclassifications result primarily from the difference in the tax treatment of net investment losses and distributions in excess of net investment income. The following reclassifications have been made on the Statements of Assets and Liabilities and have no impact on the net assets or net asset value of the Funds:

	James Balanced: Golden Rainbow Fund	James Small Cap Fund	James Market Neutral Fund	James Mid Cap Fund
Paid In-Capital	$(6,082)	$(130,662)	$(162,873)	$816

Undistributed Net Investment Income	(721,326)	(68,133)	334,771	1,872

Accumulated Net Realized Gains (Losses)	715,244	198,795	(171,898)	(2,688)

* Included in the amounts reclassified was a net operating loss offset to Paid In-Capital of $157,570 and $128,030 for James Market Neutral Fund and James Small Cap Fund, respectively.

New Accounting Pronouncements: In January 2010, the Financial Accounting Standards Board issued Accounting Standards Updated No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”). The ASU requires enhanced disclosures about (1) transfers into and out of Levels 1 and 2 and (2) purchases, sales, issuances, and settlements on a gross basis relating to Level 3

Annual Report | June 30, 2010	39

Notes to Financial Statements	James Advantage Funds
June 30, 2010

measurements. The first disclosure is effective for the first reporting period (including interim periods) beginning after December 15, 2009, and for interim periods within those fiscal years. Regarding the disclosures effective for fiscal periods beginning after December 15, 2009, management determined the ASU did not have a material effect on the Funds’ financial disclosures contained in this Report. Regarding the disclosures not yet effective, management is currently evaluating the impact the adoption of the ASU will have on the Funds’ financial statement disclosures.

2. SECURITIES TRANSACTIONS

Purchases and sales (including maturities) of investments in long-term U.S. Government obligations for the year ended June 30, 2010 were as follows:

	Purchases	Sales
James Balanced: Golden Rainbow Fund	$141,196,224	$92,911,679

Purchases and sales (including maturities) of investments in other securities for the year ended June 30, 2010 were as follows:

	Purchases	Sales
James Balanced: Golden Rainbow Fund	$68,345,736	$79,729,766
James Small Cap Fund	$27,408,897	$72,688,517
James Market Neutral Fund	$10,258,058	$20,871,765
James Mid Cap Fund	$5,603,829	$1,750,983

For the year ended June 30, 2010, the cost of securities purchased to cover short sales and the proceeds from securities sold short were $44,825,109 and $55,429,391, respectively, for the James Market Neutral Fund.

3. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement

The Funds retain James to manage the Funds’ investments. The investment decisions for the Funds are made by a committee of James’ personnel, which is primarily responsible for the day-to-day management of each Fund’s portfolio. James Balanced: Golden Rainbow Fund is authorized to pay James a fee equal to an annual rate of 0.74% of its average daily net assets for assets up to and including $500 million and at the annual rate of 0.70% of the average daily net assets for assets from $500 million up to and including $1 billion. James Balanced: Golden Rainbow Fund is responsible for the payment of all of its operating expenses.

James is authorized to receive a fee equal to (a) an annual rate of 1.25% of the average daily net assets of the James Small Cap Fund and James Mid Cap Fund, and 1.70% of James Market Neutral Fund; minus (b) the fees and expenses of the non-interested person trustees incurred by the applicable Fund.

James is responsible for the payment of all operating expenses of the James Small Cap Fund, James Market Neutral Fund, and James Mid Cap Fund, except for brokerage fees and commissions, taxes, interest (including dividend expense on securities sold short) and 12b-1 expenses.

Administrative Services Agreement

As of March 19, 2010 ALPS Fund Services, Inc. (“ALPS” or the “Administrator”) serves as administrator to the Funds. ALPS receives a monthly fee paid by James Balanced: Golden Rainbow Fund, for itself, and paid by James for the James Small Cap Fund, James Market Neutral Fund, and James Mid Cap Fund, subject to a minimum monthly fee. Pursuant to an administrative agreement, ALPS will provide operational services to the Funds including, but not limited to fund accounting and fund administration and generally assist in each Fund’s operations.

Prior to March 19, 2010, JPMorgan served as administrator to the Funds. Under the terms of the prior Administrative Services Agreement with the Trust, JPMorgan supplied executive and regulatory services, supervised the preparation of tax returns, and coordinated the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission and state securities authorities. For these services, JPMorgan received a monthly fee paid by James Balanced: Golden Rainbow Fund, and paid by James for the James Small Cap Fund, James Market Neutral Fund, James Equity Fund and James Mid Cap Fund, based on the Funds’ aggregate average daily net assets, subject to a minimum monthly fee.

Transfer Agency and Services Agreement

As of March 19, 2010 ALPS, pursuant to a Transfer Agency and Services Agreement with the Trust, serves as Transfer Agent for the Funds. Under the Transfer Agency and Services Agreement, ALPS receives an annual minimum fee, a fee based upon the number of shareholder accounts, and is also reimbursed for out-of-pocket expenses. These fees and reimbursement for out of pocket expenses are paid and reimbursed by James Balanced: Golden Rainbow Fund, for itself, and by James, for the James Small Cap Fund, James Market Neutral Fund and James Mid Cap Fund.

Prior to March 19, 2010, JPMorgan served as Transfer Agent for the Funds. Under the prior agreement terms of the Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement with the Trust, JPMorgan maintained the records of each shareholder’s account, answered shareholder inquiries concerning their accounts, processed purchases and redemptions of each Funds’ shares, acted as dividend and distribution disbursing agent and performed other shareholder service functions. For these services, JPMorgan received a monthly fee paid by James Balanced: Golden Rainbow Fund, and paid by James for the James Small Cap Fund, James Market Neutral Fund, James Equity Fund and James Mid Cap Fund, subject to a minimum monthly fee. In addition, James Balanced: Golden Rainbow Fund and James paid JPMorgan out-of-pocket expenses including, but not limited to, postage and supplies.

40	www.jamesfunds.com

James Advantage Funds	Notes to Financial Statements
June 30, 2010

Plan of Distribution

Effective June 1, 2009, each Fund (only the Retail Class of the James Balanced: Golden Rainbow Fund) has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (collectively, the “Plans”) under which each Fund may incur expenses related to distribution of its shares and for services provided to shareholders. Payments under a Plan are made to James, which uses them to pay distribution and shareholder service expenses on behalf of and as agent of the Fund. The amount payable by each Fund (the Retail Class of the James Balanced: Golden Rainbow Fund) under its Plan is 0.25% of its average daily net assets for the year. The Plans are compensation plans, which means that payments are made to James regardless of 12b-1 expenses actually incurred. Therefore, payments under a Plan may exceed distribution and shareholder service expenses incurred pursuant to the Plan, and James is permitted to retain the excess. It is also possible that 12b-1 expenses paid by James for a period will exceed the payments received by James, in which case James may pay such excess expenses out of its own resources. Payments received by James under the Plans are in addition to the fees paid to James pursuant to the Management Agreements. The Funds’ Plans of Distribution pursuant to Rule 12b-l were adopted by the Funds’ Board of Trustees as of June 30, 2009. The Plans require that James act in the Funds’ best interests in expending the payments it receives from the Funds and use payments solely for the purpose of paying Distribution Expenses on behalf of the Funds. The Funds’ Distributor, Unified Financial Services, Inc., verifies all payment amounts to be made to brokers that have properly executed dealer agreements with the Funds before James will make such payments.

For the year ended June 30, 2010 $1,390,704, $221,422, $82,903, and $11,941 was paid to James on behalf of James Balanced: Golden Rainbow Fund, James Small Cap Fund, James Market Neutral Fund and James Mid Cap Fund, respectively, pursuant to the Plan of Distribution.

Prior to June 1, 2009, the Plan of Distribution was a reimbursement plan, which means that payments were only made to the extent 12b-1 expenses were actually incurred, not to exceed 0.25% of a Fund’s average daily net assets for the year.

4. COMMITMENTS AND CONTINGENCIES

The Funds indemnify the Trust’s officers and trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

5. SUBSEQUENT EVENTS

The Funds evaluated subsequent events from June 30, 2010, the date of these financial statements, through the date these financial statements were issued and available. There were no subsequent events to report that would have a material impact on the Funds’ financial statements.

As of July 1, 2010, James Micro Cap Fund became a new series in the Trust.

Annual Report | June 30, 2010	41

Report of Independent Registered Public Accounting Firm James Advantage Funds

To the Shareholders and Board of Trustees of the James Advantage Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments and securities sold short, of the James Advantage Funds (the “Funds”), comprised of James Balanced: Golden Rainbow Fund, James Small Cap Fund, James Market Neutral Fund, and James Mid Cap Fund as of June 30, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds constituting the James Advantage Funds as of June 30, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Cincinnati, Ohio

August 27, 2010

42	www.jamesfunds.com

James Advantage Funds	Additional Information
June 30, 2010 (Unaudited)

Dividends Received Deduction

For corporate shareholders, the following ordinary dividends paid during the year ended June 30, 2010 qualify for the corporate dividends received deduction:

James Balanced: Golden Rainbow Fund	48%
James Mid Cap Fund	100%

Proxy Voting Guidelines

James is responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that James uses in fulfilling this responsibility and information regarding how those proxies were voted during the most recent twelve month period ended June 30 are available without charge upon request by calling toll free 1-800-995-2637. These items are also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Quarterly Portfolio Disclosure

James files a complete listing of portfolio holdings for each Fund as of the end of the first and third quarters of each fiscal year on Form N-Q. The complete listing (i) is available on the Commission’s website; (ii) may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; and (iii) will be made available to shareholders upon request by calling 1-800-995-2637. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Advisory Agreement Approval

The Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Fund (the “Independent Trustees”), approved the continuation of the Management Agreements with James Investment Research, Inc. (the “Adviser”) for The Balanced: Golden Rainbow Fund, The James Small Cap Fund, The James Market Neutral Fund and The James Mid Cap Fund at a meeting on February 17, 2010.

The Independent Trustees were assisted by experienced independent legal counsel throughout the contract review process. They discussed the proposed continuances in private session with such counsel at which no representatives of management or the Adviser were present. The Independent Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating each Management Agreement and the weight to be given to each such factor. Among other factors, the Trustees considered for each Fund the Fund’s performance; the nature, extent and quality of the services provided; the costs of the services provided and profits realized by the Adviser; the Adviser’s compliance policies; the extent to which economies of scale will be realized as the Fund grows; and whether fees reflect those economies of scale. The conclusions reached by the Independent Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Independent Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to each Agreement.

At the February 17, 2010 Board meeting, a representative of the Adviser referred the Trustees to the materials that had been provided to them for purposes of their consideration of the Management Agreements for the Funds. He reviewed the services provided by the Adviser to the Funds, as well as a comparison of the advisory services provided to other clients. He noted that the Adviser spends more time servicing the Funds’ shareholders than many other mutual fund advisers do. He reported that there were no material changes in the structure or relationships of the Adviser.

The representative next reviewed with the Trustees the average total returns of each Fund through December 31, 2009 (one year, three years and five years, to the extent applicable), and the expense ratios and management fees of each Fund through September 30, 2009, with a peer group of Funds with the same, or very similar, investment objectives and strategies. He reminded the Trustees that the peer groups were the same peer groups as had been used for comparison purposes at prior Board meetings, noting that each peer group had been selected based on the investment style and strategies employed by the funds, as well as by asset size. He also reviewed comparisons of the Funds’ performance with their respective benchmarks.

The Trustees then discussed each Fund’s performance. With regard to the Golden Rainbow Fund, they noted that although the Fund’s return trailed its peer group average and its benchmark for one year, it is one of the best Funds in its category and is outperforming its peer group average and its benchmark for the three-, five- and 10-year returns. For the Small Cap Fund, they noted that it had underperformed its benchmark and its peer group average for the one-year, three-year and five-year periods, but that the Fund had outperformed its benchmark for the 10-year period. A representative of the Adviser reminded the Trustees that the Adviser tracks a number of factors that over time have proved to be indicative of future performance, noting that much of the Fund’s underperformance in relation to the benchmark over the periods was due to the fact that larger capitalization securities had done extremely well and that the small cap index had increased its holding in larger capitalization securities. He also pointed out that for much of 2009, higher risk, lower quality stocks had outperformed the higher quality stocks that the Adviser’s selection process favors. As a result, the Fund’s relative performance had suffered. Finally, he noted that the Fund had had a large cash holding in 2009, as the market rallied, which hurt the Fund’s performance relative to funds that were fully invested. With regard to the Market Neutral Fund, the Trustees expressed their concern that the Fund’s performance trailed for all periods. However, they recognized (as discussed earlier during the meeting) that the Adviser has been analyzing the causes of the underperformance and has modified its approach to short sales in an attempt to improve its relative performance.

The Trustees then discussed the performance of the Mid Cap Fund, a representative of the Adviser noting that it had underperformed its peer group and its benchmark for the one- and three-year periods. Again, the representative pointed out that for much of 2009, higher risk, lower quality stocks had outperformed the higher quality stocks that the Adviser’s selection process favors. In addition, he noted that the Mid Cap Fund, a representative of the Adviser also had had

Annual Report | June 30, 2010	43

Additional Information	James Advantage Funds
June 30, 2010 (Unaudited)

a large cash holding in 2009, which hurt its relative performance. At the conclusion of their review of Fund performance, the Trustees noted that the Adviser regularly analyzes each Fund’s performance, and may make changes in the weight it gives certain factors as a result of the analysis. They pointed to the adjustment being made to the Market Neutral Fund’s approach to short sales as an example.

A representative of the Adviser then reviewed a description of the other services provided to the Funds. He reviewed the marketing services provided, pointing out that the cost of those services was in part reimbursed through the Funds’ 12b-1 plans, and emphasized that the Adviser is fully committed to marketing the Funds. The independent legal counsel noted that the Trustees could not take into consideration any marketing expenses incurred by the Adviser in determining whether the management fee for any Fund is reasonable. A representative of the Adviser reminded the Trustees that an officer of the Adviser serves as the Chief Compliance Officer (“CCO”) of the Funds and that the Adviser pays the CCO costs of the Funds pursuant to the Management Agreements. He also pointed out that the Adviser monitors the expenses of each Fund and gives careful attention to the allocation of expenses among the Funds. He also noted that the Adviser provides a great deal of individualized attention to the Funds’ shareholders.

The representative then reviewed the management fee and expense ratio for each Fund, and compared the fee and expense ratio with the median and average fees and expense ratios of the Fund’s respective peer group. He mentioned that the expense ratio was more meaningful than the management fee for the Market Neutral, Small Cap and Mid Cap Funds because those Funds have a universal fee structure where the Adviser pays all of the expenses of the Fund and is compensated with a higher management fee, and noted that most of the funds in the peer group comparisons do not share this structure. In this regard, the Trustees noted that they thought the appropriate comparison for these three Funds was the total expense ratio, due to the fact that the Funds had universal fees. The Trustees also discussed the fact that some of the funds in the peer groups were one class of a fund that has many classes, and thus benefit from economies of scale provided by the other classes. Based on their review, it was the consensus of the Trustees that the management fees appeared reasonable. The Trustees then discussed the management fees of the Funds as compared to the fees charged by the Adviser for similar private accounts.

The Trustees indicated that they had reviewed an analysis of the Adviser’s profitability with respect to the Funds during their executive session, as well as information on average profitability of advisers surveyed by a consulting firm. The Trustees reviewed the expense and profitability information, and after a discussion with representatives of the Adviser, concluded that the information provided was adequate for them to determine whether the overall profitability was reasonable. After discussion, the Trustees acknowledged that the profitability levels of those Funds that were profitable to the Adviser were in the acceptable range.

A representative of the Adviser then reminded the Trustees that the Adviser had added breakpoints in the management fee for each of the Funds. The Trustees acknowledged that the Adviser was entitled to reasonable profits, and indicated that the existing breakpoints should pass on the benefits of any economies of scale to shareholders.

The Trustees then reviewed other benefits that might be realized by the Adviser as a result of its relationship with the Funds. A representative of the Adviser noted that the Adviser does not have any soft dollar arrangements with broker-dealers. He acknowledged that the Adviser benefits from its association with the Funds, and that it currently benefits from favorable press generated by the Funds.

At this point, the Trustees indicated that it was their consensus that the information presented and the discussion of the information were adequate for making a determination regarding the renewal. They stated that they were satisfied with the Adviser’s and each Fund’s long-term performance, and they complimented the Adviser on its proactive adjustments in response to analysis of each Fund’s performance. They then concluded that, based on their review of the management fees and overall expense comparison, as well as all information relating to the profitability of the Adviser, that the management fees for each Fund were reasonable and that the arrangements were not generating excessive profits to the Adviser. The Trustees concluded that the existing fee breakpoints would make each Fund’s management fee reflective of economies of scale.

As to the nature, extent and quality of services provided by the Adviser, the Trustees expressed their common opinion that the Adviser’s personnel are highly qualified, that the Adviser provides excellent services to the Funds, and that the extent of the services is consistent with the Board’s expectations.

After further discussion, and based upon their review of the information provided in the Board materials and distributed at the meeting, it was the consensus of the Independent Trustees, and all of the Trustees, that the continuation of each Management Agreement was in the best interest of the applicable Fund and its shareholders. Accordingly, the Trustees, including the Independent Trustees, unanimously voted to approve the continuation of the Management Agreement for each Fund.

44	www.jamesfunds.com

James Advantage Funds	Trustees and Officers
June 30, 2010 (Unaudited)

INTERESTED TRUSTEES

Name/Address/Age	Position(s) With Fund/Time Served/ During Past 5 years	Principal Occupation by Trustee	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustee Outside During the Past Five Years
Barry R.James, CFA James Investment Research, Inc. 1349 Fairground Road Beavercreek, OH 45385 Age: 53	President & Trustee since 1997	President and CEO, James Investment Research (2005-Present), Executive Vice President, James Investment Research (2000-2006), CEO, James Capital Alliance (2005-Present) and Director (1992-Present)	5	Director, Heart to Honduras Director, FAIR Foundation (2010 - Present), Owner - www.mrmicrobusiness.com

INDEPENDENT TRUSTEES

Name/Address*/Age	Position(s) With Fund/Time Served/ During Past 5 years	Principal Occupation by Trustee	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustee Outside During the Past Five Years
Anthony P. D’Angelo Age: 80	Trustee since 1997	Retired, Professor Emeritus, Graduate School of Logistics and Acquisitions Management, Air Force Institute of Technology, Wright-Patterson AFB, Ohio (Retired since 1999)	5	None

Leslie L. Brandon Age: 67	Trustee since 2003	Retired Partner, Ernst & Young LLP, Columbus, OH (1966-2000)	5	None

Richard C. Russell Age: 63	Trustee since 2003	Consultant, Danis Companies (construction and real estate development firm), 2002-present)	5	Director, Excellence in Motivation (1994-present); Director, Dayton Reliable Tool (1999-present)

*	All Trustees may be contacted at c/o The James Advantage Funds, Attn: Secretary, 1349 Fairground Road, Beavercreek, OH 45385

Annual Report | June 30, 2010	45

Trustees and Officers	James Advantage Funds
June 30, 2010 (Unaudited)

OFFICERS

Name/Address/Age	Position(s) With Fund/Time Served	Principal Occupation by Officer
Thomas L. Mangan James Investment Research, Inc. 1349 Fairground Road Beavercreek, OH 45385 Age: 60	Vice President, Chief Compliance Officer, Treasurer, Secretary and Chief Financial Officer since 1997	Senior Vice President, James Investment Research, Inc.

JoEllen L. Legg, c/o ALPS Fund Services, Inc. 1290 Broadway, Ste. 1100 Denver, CO 80203 Age: 48	Assistant Secretary since 2010	Vice President and Associate Counsel of ALPS Fund Services, Inc., ALPS Advisors Inc., ALPS Distributors Inc. and FTAM Distributors, Inc. Ms. Legg is also the Secretary of Financial Investors Trust and Transparent Value Trust, Assistant Secretary of the Stone Harbor Investment Funds and WesMark Funds, and Vice President and Assistant Secretary of the Oak Associates Funds.

Dawn Cotten c/o ALPS Fund Services, Inc. 1290 Broadway, Ste. 1100 Denver, CO 80203 Age: 32	Assistant Treasurer since 2010	Fund Controller of ALPS Fund Services, Inc. Ms. Cotten is also the Assistant Treasurer of Clough Global Allocation Fund, Clough Global Equity Fund and Clough Global Opportunities Fund.

46	www.jamesfunds.com

Intentionally Left Blank

Intentionally Left Blank

For information about the Funds, or to make inquiries about the Funds, please call 1-800-99JAMES (1-800-995-2637).

www.jamesfunds.com

INVESTMENT ADVISER
James Investment Research, Inc.
P.O. Box 8
Alpha, Ohio 45301
info@jamesfunds.com

CUSTODIAN
U.S. Bank
425 Walnut Street
Cincinnati, Ohio 45202

TRANSFER AGENT
ALPS Fund Services, Inc.
1290 Broadway
Suite 1100
Denver, CO 80203

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
250 East Fifth Street
Suite 1900
Cincinnati, Ohio 45202

DISTRIBUTOR
Unified Financial Securities, Inc.
2960 N. Meridian St.
Suite 300
Indianapolis, Indiana 46208
(Member, FINRA)

LEGAL COUNSEL
Thompson Hine LLP
312 Walnut Street
14th Floor
Cincinnati, Ohio 45202

Item 2.	Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there were no amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) Not applicable to this report.

(f) Code of Ethics was filed with registrant’s June 30, 2005 N-CSR and is hereby incorporated by reference with all amendments.

Item 3.	Audit Committee Financial Expert.

(a) The registrant’s board of trustees has determined that Leslie L. Brandon is an audit committee financial expert. Mr. Brandon is independent for purposes of this Item 3.

(b) For purposes of this Item, an “audit committee financial expert” means a person who has the following attributes:

(1)	An understanding of generally accepted accounting principles and financial statements;
(2)	The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;
(3)	Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;
(4)	An understanding of internal control over financial reporting; and
(5)	An understanding of audit committee functions.

(c) A person shall have acquired such attributes through:

(1)	Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;
(2)	Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;
(3)	Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or
(4)	Other relevant experience.

(d)

(1)	A person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933 (15 U.S.C. 77k), as a result of being designated or identified as an audit committee financial expert pursuant to this Item.
(2)	The designation or identification of a person as an audit committee financial expert pursuant to this Item does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.
(3)	The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees

June 30, 2010	June 30, 2009
$65,385	$74,190

Such audit fees represent the aggregate fees billed for the fiscal years ended June 30, 2010 and June 30, 2009 for professional services rendered by Deloitte & Touche LLP for the audit of the registrant’s annual financial statements.

(b) Audit-Related Fees

	Registrant	Adviser
June 30, 2010	$0	$0
June 30, 2009	$0	$0

Neither the registrant nor the adviser was billed any fees by Deloitte & Touche LLP for the fiscal years ended June 30, 2010 and June 30, 2009 for assurance and related services that were reasonably related to the performance of the audit of the registrant’s financial statement and not otherwise included under “Audit Fees” above.

(c) Tax Fees

	Registrant	Adviser
June 30, 2010	$10,700	$0
June 30, 2009	$10,700	$0

“Tax fees” shown in the table above were for services provided by Deloitte & Touche LLP in relation to the preparation of excise filings and income tax returns for the registrant.

(d) All Other Fees

	Registrant	Adviser
June 30, 2010	$0	$0
June 30, 2009	$0	$0

The registrant was not billed any fees by Deloitte & Touche LLP for products and services provided by Deloitte & Touche LLP, other than the services reported above in items (a) - (c), for the fiscal years ended June 30, 2010 and June 30, 2009.

(e) Pre-Approval Policies and Procedures

(1)

Pursuant to the registrant’s Audit Committee Charter (“Charter”), the Audit Committee is directly responsible for the appointment, termination, compensation, and oversight of the work of any registered public accounting firm employed by the registrant. In addition, the Charter provides that the Audit Committee is responsible for reviewing and approving in advance any and all proposals under which the independent auditor would provide “permissible non-audit services” (as defined in the Charter) to the registrant or to the investment adviser to the registrant (not including any sub-adviser whose role is primarily portfolio management and that is sub-contracted or overseen by the investment adviser to the registrant) or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if those permissible non-audit services relate directly to the operations and financial reporting of the registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether such services are consistent with the independent auditor’s independence.

(2)

	Registrant	Adviser
Audit Related	100%	n/a
Tax Fees	100%	n/a
Other Fees	n/a	n/a

(f) Not applicable to registrant.

(g) Aggregate non-audit fees billed by registrant’s accountant:

	Registrant	Adviser
June 30, 2010	$10,700	$0
June 30, 2009	$10,700	$0

(h) The registrant’s audit committee of the board of trustees has considered that the provision of non-audit services that were rendered to an entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant for the fiscal years ended June 30, 2010 and June 30, 2009, as identified above, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, are compatible with maintaining Deloitte & Touche LLP’s independence.

Item 5.	Audit Committee of Listed Companies.

Not applicable to the registrant.

Item 6.	Schedule of Investments.

The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed End Management Investment Companies.

Not applicable to the registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable to the registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to the registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a) Based on an evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) the registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective as of a date within 90 days of the filing date of this report.

(b) There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of Ethics identified in Item 2 of Form N-CSR was filed with registrant’s June 30, 2005 N-CSR and is hereby incorporated by reference.

(a)(2)	Certifications required by Item 11(b) of Form N-CSR are filed herewith.

(b)	Certification required by Rule 30a-2(b) under the Investment Company Act of 1940 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   The James Advantage Funds

By (Signature and Title)

/s/ Barry R. James

Barry R. James

President

Date:  September 9, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Barry R. James

Barry R. James

President

Date:  September 9, 2010

By (Signature and Title)

/s/ Thomas L. Mangan

Thomas L. Mangan

Treasurer, Chief Financial Officer

Date: September 9, 2010